UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Oncocyte Corporation

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

May 14, 2025

Dear Shareholder:

You are cordially invited to attend the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of Oncocyte Corporation, a California corporation (“Oncocyte”) which will be held virtually on Friday, June 27, 2025, at 10:00 a.m. Pacific Time online through https://web.lumiconnect.com/259974801.

You will be able to listen to the Annual Meeting online, vote your shares electronically and submit your questions prior to and during the Annual Meeting by visiting https://web.lumiconnect.com/259974801 and entering the control number included on the proxy card or voting instruction form, as applicable. Please check in early to ensure that you can access the Annual Meeting on your computer or other electronic device. There is no physical location for the Annual Meeting. The Notice of Annual Meeting of Shareholders and Proxy Statement on the following pages contain details concerning the business to come before the Annual Meeting and instructions on how to gain admission online.

We are distributing our proxy materials to certain shareholders via the Internet under the U.S. Securities and Exchange Commission “Notice and Access” rules. We believe this approach allows us to provide shareholders with a timely and convenient way to receive proxy materials and vote, while lowering the costs of delivery and reducing the environmental impact of our Annual Meeting. We are mailing to our shareholders a Notice of Internet Availability of Proxy Materials (the “Notice of Internet Availability”), rather than a paper copy of the proxy statement, the proxy card and our Annual Report for the fiscal year ended December 31, 2024 (the “2024 Annual Report”). The Notice of Internet Availability contains instructions on how to access the proxy materials, vote and obtain, if desired, a paper copy of the proxy materials.

Your vote is very important, regardless of the number of shares of our voting securities that you own. As an alternative to voting online during the Annual Meeting, you may vote in advance of the Annual Meeting, via the Internet, email or facsimile, or by signing, dating and returning the proxy card that is mailed to those that request paper copies of the proxy statement and the other proxy materials. Whether or not you expect to attend the virtual Annual Meeting, please read the Proxy Statement carefully, and then vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting.

If your shares are held in the name of a broker, trust, bank or other nominee, and you receive these materials through your broker or through another intermediary, please complete and return the materials in accordance with the instructions provided to you by such broker or other intermediary or contact your broker directly in order to obtain a proxy issued to you by your nominee holder to attend the Annual Meeting and vote in person. Failure to do so may result in your shares not being eligible to be voted by proxy at the Annual Meeting.

Thank you for your support of our company. I look forward to your virtual participation at the Annual Meeting.

Peter Hong

Secretary

15 Cushing
Irvine, California 92618
(949) 409-7600

NOTICE OF VIRTUAL ANNUAL MEETING OF SHAREHOLDERS

To Be Held Friday, June 27, 2025

NOTICE IS HEREBY GIVEN that the 2025 Annual Meeting of Shareholders (the “Annual Meeting”) of Oncocyte Corporation, a California corporation (“Oncocyte,” “we,” or “our”) will be held virtually on Friday, June 27, 2025, at 10:00 a.m. Pacific Time online through https://web.lumiconnect.com/259974801 for the following purposes:

1. To elect the following four (4) director nominees, each to serve until the 2026 annual meeting of shareholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal: Joshua Riggs, Andrew Arno, Andrew J. Last and Louis E. Silverman;

2. To ratify the appointment of CBIZ CPAs P.C. as Oncocyte’s independent registered public accounting firm for the year ending December 31, 2025;

3. To approve, on a non-binding advisory basis, Oncocyte’s named executive officer compensation for the year ended December 31, 2024; and

4. To approve an amendment to the Oncocyte Corporation Amended and Restated 2018 Equity Incentive Plan to increase the total number of shares of the Company’s common stock authorized for issuance under such plan by 1,500,000, to a total of 3,800,000 shares.

We may also transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof. The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

After careful consideration, the board of directors recommends a vote “FOR” each director nominee listed in Proposal No. 1 and “FOR” Proposal Nos 2, 3 and 4.

The Board has fixed the close of business on May 12, 2025 as the record date for determining shareholders entitled to receive notice of, and to vote at, the Annual Meeting or any postponements or adjournments thereof.

This year we have made arrangements for our shareholders to attend and participate at the Annual Meeting through an online electronic video screen communication at https://web.lumiconnect.com/259974801. If you plan on attending the Annual Meeting online, please read the “HOW TO ATTEND THE ANNUAL MEETING” section at the end of this Proxy Statement for information about how to attend and participate in the Annual Meeting online. Although the Annual Meeting will not be held in person, shareholders will, to the extent possible, be afforded the same rights and opportunities to participate at the virtual Annual Meeting similarly to how they would participate at an in-person meeting.

YOUR VOTE AND PARTICIPATION IN THE COMPANY’S AFFAIRS ARE IMPORTANT.

Whether or not you expect to attend the virtual Annual Meeting, please read the Proxy Statement carefully, and then vote your shares as promptly as possible to ensure your representation and the presence of a quorum at the Annual Meeting. If you should be present at the virtual Annual Meeting, your proxy will be returned to you if you so request.

Beginning on or around May 16, 2025, we will send a Notice Regarding the Availability of Proxy Materials to all shareholders entitled to vote at the Annual Meeting, together with instructions on how to access our proxy materials over the internet and how to vote. The Notice of Internet Availability is not a proxy card and cannot be used to vote your shares. If you received this Notice and would prefer to receive paper copies of the proxy materials at no charge, you may notify us at info@oncocyte.com or (949) 409-7600.

Important Notice Regarding the Availability of Proxy Materials
for the Shareholder Meeting to be Held June 27, 2025.

The Letter to Shareholders, Notice of Meeting and Proxy Statement, and 2024 Annual Report on Form 10-K,
are available at: https://www.astproxyportal.com/ast/27464

By Order of the Board of Directors,

Peter Hong

Secretary

Irvine, California

May 14, 2025

ONCOCYTE CORPORATION

Proxy Statement
For the Annual Meeting of Shareholders
To be Held on June 27, 2025

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VIRTUAL ANNUAL MEETING OF SHAREHOLDERS
To Be Held on Friday, June 27, 2025

PROXY STATEMENT

This proxy statement (this “Proxy Statement”) is solicited on behalf of the Board of Directors of Oncocyte Corporation, a California corporation (the “Company,” “Oncocyte,” “we,” “us,” or “our”) for use at our 2025 Annual Meeting of Shareholders (the “Annual Meeting”) to be held virtually via a live webcast on Friday, June 27, 2025, at 10:00 a.m. Pacific Time, or at any postponements or adjournments thereof. The Notice of Internet Availability of Proxy Materials (“Notice of Internet Availability”), or this Proxy Statement and the accompanying proxy card, Notice and Annual Report for the year ended December 31, 2024 (the “Annual Report”), as applicable, are expected to be first sent or given to shareholders on or about May 16, 2025.

You can attend the Annual Meeting online, submit your questions and vote your shares virtually online through https://web.lumiconnect.com/259974801.

The executive offices of the Company are located at, and the mailing address of the Company is, 15 Cushing, Irvine, California 92618.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE ANNUAL MEETING

Q: Why have I received this Proxy Statement?

We are holding the Annual Meeting for the purposes stated in the accompanying Notice, which includes the following:

(1)	the election of four director nominees to hold office until the 2026 annual meeting of shareholders and until their successors are duly elected and qualified, or their earlier death, resignation, or removal;

(2)	the ratification of the appointment of CBIZ CPAs P.C. as Oncocyte’s independent registered public accounting firm for the year ending December 31, 2025;

(3)	the approval, on a non-binding advisory basis, Oncocyte’s named executive officer compensation for the year ended December 31, 2024; and

(4)	the approval of an amendment (the “Plan Amendment”) to the Oncocyte Corporation Amended and Restated 2018 Equity Incentive Plan (the “Equity Incentive Plan”) to increase the total number of shares of the Company’s common stock authorized for issuance under such plan by 1,500,000, to a total of 3,800,000 shares.

We may also transact such other business as may properly come before the Annual Meeting or any postponements or adjournments thereof.

At the Annual Meeting, our management will also report on current operations, and there will be an opportunity for discussion concerning Oncocyte and its activities. This Proxy Statement contains information about those matters, relevant information about the Annual Meeting, and other information that we are required to include in a proxy statement under the Securities and Exchange Commission’s (“SEC”) regulations.

Q: Who is soliciting my proxy?

The accompanying proxy is solicited by our Board, for use at the Annual Meeting to be held virtually via the Internet.

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Q: Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of printed proxy materials?

In accordance with rules promulgated by the SEC, instead of mailing a printed copy of our proxy materials to all of our shareholders, we have elected to furnish such materials to selected shareholders by providing access to these documents over the Internet. Accordingly, on or about May 16, 2025, we will provide the Notice to shareholders of record and beneficial owners. These shareholders will have the ability to access the proxy materials on a website referred to in the Notice. We encourage you to take advantage of the availability of the proxy materials on the Internet in order to help reduce the environmental impact of the printing and distribution of our proxy materials.

Q: Who is entitled to vote at the Annual Meeting?

Only shareholders of record at the close of business on May 12, 2025 (the “Record Date”) are entitled to notice of and to vote at the Annual Meeting. As of the Record Date, there were 28,599,285 shares of Oncocyte common stock, no par value, issued and outstanding, which constitutes the only class of Oncocyte voting securities outstanding.

Q: What percentage of the vote is required to elect directors or to approve the other matters that are being presented for a vote by shareholders?

For Proposal No. 1, directors will be elected by the affirmative vote of a majority of the shares of common stock represented and voting at the Meeting at which a quorum is present, provided that the shares voting affirmatively also constitute at least a majority of the required quorum. Proposal Nos. 2, 3 and 4 require the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting, provided that a quorum is present. A quorum consists of a majority of the outstanding shares of common stock entitled to vote. Both abstentions and broker non-votes described in the questions below are counted for the purpose of determining the presence of a quorum. Notwithstanding the foregoing, if a quorum is not present, the Annual Meeting may be adjourned by a vote of a majority of the shares present or by proxy.

Q: How many votes do my shares represent?

Each share of Oncocyte common stock is entitled to one vote in all matters that may be acted upon at the Meeting. Cumulative voting will not be available in the election of directors at the Annual Meeting.

Q: What are my choices when voting?

On Proposal No. 1, the election of directors, you may vote “FOR” each or all of the Director Nominees, “AGAINST” any of the Director Nominees or you may “ABSTAIN” as to one or more of the Director Nominees. For Proposal Nos. 2, 3 and 4, you may vote “FOR,” “AGAINST,” or “ABSTAIN”. Properly executed proxies in the accompanying form that are received at or before the Annual Meeting will be voted in accordance with the directions noted on the proxies.

Q: What are the effects of abstentions and broker non-votes?

An abstention represents a shareholder’s affirmative choice to decline to vote on a proposal. Abstentions will be counted for purposes of determining the presence or absence of a quorum. For Proposal No. 1, directors will be elected by the affirmative vote of a majority of the shares of common stock represented and voting at the Meeting at which a quorum is present, provided that the shares voting affirmatively also constitute at least a majority of the required quorum. Votes withheld shall have no legal effect on the outcome of the vote with respect to Proposal No. 1. Proposal Nos. 2, 3 and 4 require the affirmative vote of a majority of the shares of common stock represented at the Meeting, provided that a quorum is present. Thus, abstentions will have the same effect as a vote “against” such proposals.

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A broker non-vote occurs when a broker or other nominee holding shares for a Beneficial Owner does not vote on a particular proposal because the broker or other nominee does not have discretionary voting power with respect to such proposal and has not received voting instructions from the Beneficial Owner of the shares. Broker non-votes will be counted for purposes of calculating whether a quorum is present at the Annual Meeting, but will not be counted for purposes of determining the number of votes cast. Therefore, broker non-votes will have no effect on the outcome of the vote with respect to Proposal Nos. 1, 3 and 4. We expect that broker non-votes will not be applicable to Proposal 2 because your broker has discretionary authority to vote your shares of common stock with respect to such proposal. However, we understand that certain brokerage firms have elected not to vote even on “routine” matters without your voting instructions. Please see “What if I do not specify how I want my shares voted?” below for additional information about broker non-votes.

Q: How can I attend and vote at the Annual Meeting?

If you plan on attending the Annual Meeting online, please read the “HOW TO ATTEND THE ANNUAL MEETING” section at the end of this Proxy Statement for information about how to attend and participate in the Annual Meeting online.

Q: How can I vote my shares?

If you are a record holder, you may vote your voting securities at the Annual Meeting in person virtually or by proxy. To vote in person virtually, you must be logged in and registered to virtually attend the Annual Meeting and cast your vote before the announcement of the close of voting during the Annual Meeting. To vote in person by virtually attending the Annual Meeting, or to vote by proxy, you may choose one of the following methods to vote your shares:

●	By Internet. If you are a shareholder of record, you may submit your proxy by going to www.voteproxy.com and follow the on-screen instructions or the instructions provided on your proxy card. If your shares are held with a broker, you will need to go to the website provided on your voting instruction card. Have your proxy card or voting instruction card in hand when you access the voting website. On the Internet voting site, you can confirm that your instructions have been properly recorded. Internet voting for shareholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on June 26, 2025.

●	By Phone. You can vote by telephone by calling the toll-free number included on your proxy card. Telephone voting for shareholders of record will be available 24 hours a day and will close at 11:59 p.m. Eastern Time on June 26, 2025.

●	By Mail. You can vote by mail by completing, signing, dating and returning your proxy card as instructed on the card. If you sign the proxy card but do not specify how you want your shares voted, they will be voted in accordance with the Board’s recommendations as noted below.

●	Virtually at the Annual Meeting. You will also be able to vote your shares electronically by participating in the virtual Annual Meeting. To participate in the virtual Annual Meeting, you will need to enter the control number included on your proxy card or on the instructions that accompanied your proxy materials. If you are a beneficial owner, then to vote at the Annual Meeting you will need to obtain a special proxy from your broker, bank or other nominee that will allow you to separately vote your shares. If you desire to vote during the Annual Meeting, please be sure to contact your broker, bank or other nominee to obtain your special proxy in advance of the Annual Meeting and submit the special proxy to receive a control number to vote during the Annual Meeting

The telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow you to vote your shares and to confirm that your instructions have been properly recorded. Please refer to your proxy card or the information forwarded by your bank, broker or other nominee to see which options are available to you. The proxy card is fairly simple to complete, with specific instructions right on the card. By completing and submitting it, you will direct the designated persons (known as “proxies”) to vote your stock at the Annual Meeting in accordance with your instructions. The Board has appointed Andrew Arno and Joshua Riggs to serve as proxies for the Annual Meeting.

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Your proxy card will be valid only if you sign, date and return it before the Annual Meeting. If you complete all of the proxy card except one or more of the voting instructions, then the designated proxies will vote your shares as to which you provide no voting instructions in the manner described under “What if I do not specify how I want my shares voted?” below. We do not anticipate that any other matters will come before the Annual Meeting, but if any other matters properly come before the meeting, then the designated proxies will vote your shares in accordance with applicable law and their judgment.

If you hold your shares in “street name,” your bank, broker or other nominee should provide to you a request for voting instructions along with the Company’s proxy solicitation materials. By completing the voting instruction card, you may direct your nominee how to vote your shares. If you complete the voting instruction card except for one or more of the voting instructions, then your broker may be unable to vote your shares with respect to the proposal as to which you provide no voting instructions. See “What if I do not specify how I want my shares voted?” Alternatively, if you want to vote your shares during the Annual Meeting, you must contact your nominee directly in order to obtain a proxy issued to you by your nominee holder. Note that a broker letter that identifies you as a stockholder is not the same as a nominee issued proxy.

Even if you currently plan to attend the Annual Meeting, we recommend that you also submit your proxy as described above so that your votes will be counted if you later decide not to attend the Annual Meeting or are unable to attend.

Q: Can I still attend and vote at the Annual Meeting if I submit a proxy?

You may attend the Annual Meeting through online participation whether or not you have previously submitted a proxy. If you previously gave a proxy, your attendance at the Annual Meeting online will not revoke your proxy unless you also vote through internet voting during your online participation at the Annual Meeting.

Q: Can I change my vote after I submit my proxy form?

You may revoke your proxy at any time before it is voted. If you are a shareholder of record and you wish to revoke your proxy you must do one of the following things:

●	deliver to the Secretary of Oncocyte a written revocation at the Company’s address above, which notice must be received no later than June 26, 2025;

●	if you submitted a proxy card, by signing a new proxy card with a date later than your previously delivered proxy and submitting it as instructed above, or by voting by Internet on a date later than the prior proxy; or

●	attend the Annual Meeting and vote through internet voting during online participation. Your attendance at the Annual Meeting will not by itself revoke a proxy. You must vote your shares online during the Annual Meeting to revoke your proxy.

If you are a “beneficial owner” of shares “held in street name” you should follow the directions provided by your bank, broker, or other agent regarding how to revoke your proxy.

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Q: What are the Board’s recommendations?

The Board recommends that our shareholders vote “FOR” (1) the election of the following four (4) director nominees, each to serve until the 2026 annual meeting of shareholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal: Joshua Riggs, Andrew Arno, Andrew J. Last and Louis E. Silverman; (2) the ratification of the appointment of CBIZ CPAs P.C. as Oncocyte’s independent registered public accounting firm for the year ending December 31, 2025; (3) approving, on a non-binding advisory basis, Oncocyte’s named executive officer compensation for the year ended December 31, 2024 and (4) the approval of the Plan Amendment.

Q: What if I do not specify how I want my shares voted?

Shareholders of Record. If you are a shareholder of record and you sign and return a proxy form that does not specify how you want your shares voted on a matter, your shares will be voted “FOR” (1) the election of the following four (4) director nominees, each to serve until the 2026 annual meeting of shareholders and until his or her successor has been elected and qualified, or until his or her earlier death, resignation, or removal: Joshua Riggs, Andrew Arno, Andrew J. Last and Louis E. Silverman; (2) the ratification of the appointment of CBIZ CPAs P.C. as Oncocyte’s independent registered public accounting firm for the year ending December 31, 2025; (3) the approval of, on a non-binding advisory basis, Oncocyte’s named executive officer compensation for the year ended December 31, 2024 and (4) the approval of the Plan Amendment.

Beneficial Owners. If you are a beneficial owner and you do not provide your bank, broker, or other agent with voting instructions, the bank, broker, or other agent will determine if it has the discretionary authority to vote on the particular matter. Under the rules of the various national and regional securities exchanges, your bank, broker, or other agent holding your shares cannot vote on “non-routine” proposals, such as Proposal Nos. 1, 3 and 4, but may vote on “routine” proposals, such as Proposal No. 2. If you hold your shares in street name and you do not instruct your bank, broker, or other agent how to vote on those matters as to which banks, brokers, or other agents are not permitted to vote without your instructions, no votes will be cast on your behalf on those matters. This is generally referred to as a “broker non-vote.”

Q: Do I have any dissenters’ or appraisal rights with respect to any of the matters to be voted on at the Annual Meeting?

No. None of our shareholders have any dissenters’ or appraisal rights with respect to the matters to be voted on at the Annual Meeting.

Q: What is the difference between holding shares as a shareholder of record and as a beneficial owner?

Shareholder of Record. You are a shareholder of record if at the close of business on the Record Date your shares were registered directly in your name with Equiniti Trust Company LLC, our transfer agent.

Beneficial Owner. You are a beneficial owner if at the close of business on the Record Date your shares were held in the name of a bank, broker, or other agent and not in your name. Being a beneficial owner means that, like most of our shareholders, your shares are held in “street name.” As the beneficial owner, you have the right to direct your bank, broker, or other agent how to vote your shares by following the voting instructions your bank, broker, or other agent provides. If you do not provide your bank, broker, or other agent with instructions on how to vote your shares, your bank, broker, or other agent will be able to vote your shares with respect to Proposal No. 2 but not for Proposal Nos. 1, 3 and 4. Please see “What if I do not specify how I want my shares voted?” above for additional information.

Q: What if any matters not mentioned in the Notice or this Proxy Statement come up for vote at the Annual Meeting?

The Board does not intend to present any business for a vote at the Annual Meeting other than the matters set forth in the accompanying Notice. As of the date of this Proxy Statement, no shareholder has notified us of any other business that may properly come before the Annual Meeting. If other matters requiring the vote of the shareholders properly come before the Annual Meeting, then it is the intention of the persons named in the accompanying form of proxy to vote the proxy held by them in accordance with their judgment on such matters.

The proxy confers discretionary authority to vote with respect to any and all of the following matters that may come before the Annual Meeting: (1) matters that the Board did not know, a reasonable time before the mailing of the notice of the Annual Meeting, would be presented at the Annual Meeting; and (2) matters incidental to the conduct of the Annual Meeting.

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Q: What is “householding” and how does it affect me?

Oncocyte has adopted a procedure called “householding.” Under this procedure, we may deliver a single copy of this Proxy Statement and our Annual Report to multiple shareholders who share the same address, unless we receive contrary instructions from one or more of the shareholders. This year, a number of brokers with account holders who are our shareholders will be “householding” our proxy materials. This procedure reduces the environmental impact of our annual meetings and reduces our printing and mailing costs. Shareholders participating in householding will continue to receive separate proxy cards.

We will deliver separate copies of this Proxy Statement and our Annual Report to each shareholder sharing a common address if they notify us that they wish to receive separate copies. If you wish to receive a separate copy of this Proxy Statement and our Annual Report, you may contact us by telephone at (949) 409-7600, or by mail at 15 Cushing, Irvine, California 92618. You may also contact us at the above phone number or address if you are presently receiving multiple copies of this Proxy Statement and our Annual Report but would prefer to receive a single copy instead.

Q: What should I do if I receive more than one set of voting materials?

You may receive more than one set of voting materials, including multiple copies of this Proxy Statement and multiple proxy cards or voting instruction cards. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Similarly, if you are a shareholder of record and hold shares in a brokerage account, you will receive a proxy card for shares held in your name and a voting instruction card for shares held in “street name.” Please follow the separate voting instructions that you received for your shares of common stock held in each of your different accounts to ensure that all of your shares are voted.

Q: Who will bear the cost of soliciting proxies for use at the Annual Meeting?

The Board is asking for your proxy and Oncocyte will bear all of the costs of the solicitation of proxies for use at the Annual Meeting. In addition to the use of the mails, proxies may be solicited by a personal interview, telephone, facsimile, via the internet, an overnight delivery service and telegram by our directors, officers, and employees, who will undertake such activities without additional compensation. Banks, brokerage houses, and other institutions, nominees, or fiduciaries will be requested to forward the proxy materials to the beneficial owners of the common stock held of record by such persons and entities and will be reimbursed for their reasonable expense incurred in connection with forwarding such material.

In addition, we have retained Innisfree M&A Incorporated (“Innisfree”) to assist in the solicitation of proxies for a fee of $20,000 plus customary expenses. Innisfree may solicit the return of proxies, either by mail, telephone, fax, e-mail or through personal contact. The fees of Innisfree as well as the reimbursement of expenses of Innisfree will be borne by us.

Q: Who counts the votes?

All votes will be tabulated by a representative of Equiniti Trust Company LLC, the inspector of election appointed for the Annual Meeting. Each proposal will be tabulated separately.

Q: Where can I find voting results?

We expect to publish the voting results in a Current Report on Form 8-K, which we expect to file with the SEC within four business days after the Annual Meeting.

Q: Who can help answer my questions?

The information provided above in this “Question and Answer” format is for your convenience only and is merely a summary of the information contained in this Proxy Statement. We urge you to carefully read this entire Proxy Statement, including the documents we refer to in this Proxy Statement. If you have any questions, or need additional materials, please feel free to contact our General Counsel and Secretary, Peter Hong, at phong@oncocyte.com (949) 409-6760.

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PROPOSAL NO. 1: ELECTION OF DIRECTORS

We currently have four directors and three vacancies on our Board. Based on the recommendation of our Nominating and Corporate Governance Committee, the Board has nominated four (4) nominees for election to the Board, Joshua Riggs, Andrew Arno, Andrew J. Last, and Louis E. Silverman (collectively, the “Director Nominees” and each, a “Director Nominee”) for re-election to our Board. If re-elected at the Annual Meeting, Messrs. Riggs, Arno, Last, and Silverman would serve until our 2026 annual meeting of shareholders or until their earlier death, resignation, or removal.

Directors and Director Nominees

The following persons are the directors on our Board (including all of our Director Nominees) and hold the positions set forth opposite their names.

Name	Age	Director Since	Position
Joshua Riggs	43	2023	President, Chief Executive Officer and Director
Andrew Arno	65	2015	Chairman of the Board of Directors
Andrew J. Last	65	2015	Director
Louis E. Silverman	66	2022	Director

Joshua Riggs, 43, joined our Board and began serving as our President and Chief Executive Officer in February 2023. Mr. Riggs previously served as our Interim Chief Executive Officer from December 2022 to February 2023, the Company’s General Manager, Transplant from July 2022 to December 2022, and the Company’s Senior Director Business Development from August 2020 until September 2022. From January 2015 to August 2020, Mr. Riggs was the founder and principal of Intelliger Consulting, an organization devoted to consumer driven healthcare, and from January 2016 to July 2020, he was a principal at Bethesda Group, LLC, a boutique consulting group focused on helping small and mid-stage diagnostic companies and investment groups move emerging diagnostic content and platforms to market. Mr. Riggs received a BA in Interdisciplinary Studies from Adelphi University and an MBA from the University of Mississippi.

We believe Mr. Riggs is qualified to serve on our Board because of his previous leadership experiences and involvement with all aspects of the Company’s business and operations.

Andrew Arno, 65, joined our Board in June 2015 and was appointed Chairman of the Board in May 2022. Mr. Arno has over 30 years of experience handling a wide range of corporate and financial matters, primarily including work as an investment banker and strategic advisor to emerging growth companies. Since October 2023, he has served as a Managing Member of Unterberg Legacy Capital, LLC, a merchant bank and multi-family office. He previously served, from 2015 to 2023, as Vice Chairman of Special Equities Group, LLC, a privately held investment banking firm affiliated with Dawson James Securities Inc., and previously with Bradley Woods & Co. Ltd., and Chardan Capital Markets, LLC. From 2013 until 2015, Mr. Arno served as Managing Director of Emerging Growth Equities, an investment banking firm, and was previously President of LOMUSA Limited, an investment banking firm. From 2009 to 2012, Mr. Arno served as Vice Chairman and Chief Marketing Officer of Unterberg Capital, LLC, an investment advisory firm that he co-founded. He was also Vice Chairman and Head of the Equity Capital Markets division of Merriman Capital LLC, an investment banking firm, and served on the board of the parent company, Merriman Holdings, Inc. Mr. Arno currently serves on the boards of directors of XXII Century Group (XXII), a biotechnology company, Smith Micro Software, Inc. (SMSI), a software company, Catheter Precision, Inc. (VTAK), a medical device company and Independa Inc., a privately held software companies. Mr. Arno also serves as Chairman of the Board of Directors of ComHear Inc., a privately held audio technology R&D company. Mr. Arno previously served as a director of Asterias Biotherapeutics, Inc. from August 2014 until it was acquired by Lineage Cell Therapeutics, Inc. (LCTX) in March 2019. Mr. Arno received a BS degree from George Washington University.

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We believe Mr. Arno is qualified to serve on our Board because of his financial expertise and his experience as a director on other public company boards.

Andrew J. Last, 65, joined our Board in December 2015. Dr. Last shares with our Board his many years of senior management experience commercializing products internationally in the genomics and life-sciences industries. Since 2023, Dr. Last has served on the Board of CellChorus Inc., a technology company that applies artificial intelligence to visually evaluate the performance of immune cells over time. From 2019 to 2024, Dr. Last served as Executive Vice President and Chief Operating Officer of Bio-Rad Laboratories, Inc., a global leader in developing, manufacturing, and marketing a broad range of innovative products for the life science research and clinical diagnostic markets. From December 2017 to April 2019, Dr. Last served as Chief Commercial Officer at Berkeley Lights Inc., a digital cell biology company focused on enabling and accelerating the rapid development and commercialization of biotherapeutics and other cell-based products, and as Chief Operating Officer of Intrexon Corporation, a company using synthetic biology to focus on programming biological systems to alleviate disease, remediate environmental challenges, and provide sustainable food and industrial chemicals from August 2016 to December 2017. From 2010 to 2016, Dr. Last was Executive Vice President and Chief Operating Officer of Affymetrix, a biotechnology company. Before joining Affymetrix, Dr. Last served as Vice President, Global and Strategic Marketing of BD Biosciences and as General Manager of Pharmingen from 2004 to 2010. From 2002 to 2004, Dr. Last held management positions at Applied Biosystems, Inc., including as Vice President and General Manager from 2003 to 2004 and Vice President of Marketing 2002 to 2003. Earlier in his career, he served in a variety of management positions at other companies, including Incyte Genomics and Monsanto. Dr. Last holds PhD and MS degrees with specialization in Agrochemical Chemicals and Bio-Aeronautics, respectively, from Cranfield University, and a BS degree in Biological Sciences from the University of Leicester in the United Kingdom.

We believe Dr. Last is qualified to serve on our Board because of his extensive experience holding senior leadership positions within other biopharmaceutical companies and his many years of experience commercializing products in the genomics and life-sciences industries.

Louis E. Silverman, 66, joined our Board in November 2022 and previously served as the Lead Independent Director of the Company from February 2023 to July 2024. Since February 2014, Mr. Silverman has served as the Chairperson and Chief Executive Officer of privately held Hicuity Health, Inc. (formerly known as Advanced ICU Care, Inc.), a health care services company providing remote patient monitoring services to hospitals. Since April 2025, Mr. Silverman has served as a director on the board of directors of STAAR Surgical Company, which designs, develops, manufactures, and sells implantable lenses for the eye and companion delivery systems used to deliver the lenses into the eye. Mr. Silverman also served as a director on the board of directors of STAAR Surgical Company from 2014 to 2022. Since February 2025, Mr. Silverman has also served as a director on the Board of Directors of Veradigm Inc. (Nasdaq: MDRX), a publicly traded company that provides physician practices, hospitals, and other healthcare providers with practice management and electronic health record technology. From June 2012 through February 2014, Mr. Silverman served as a consultant and board advisor for private equity investors and others regarding health care technology and health care technology service companies, and health care services portfolio investments. From September 2009 through June 2012, Mr. Silverman was Chief Executive Officer of Marina Medical Billing Services, Inc., a revenue cycle management company serving ER physicians nationally. From September 2008 through August 2009, Mr. Silverman served as President and Chief Executive Officer of Qualcomm-backed health care start-up LifeComm. From August 2000 through August 2008, Mr. Silverman served as the President and Chief Executive officer of Quality Systems, Inc., a publicly traded developer of medical and dental practice management and patient records software. From 1993 through 2000, he served in multiple positions, including Chief Operations Officer, of CorVel Corporation, a publicly traded national managed care services/technology company. Mr. Silverman earned a B.A. from Amherst College and an M.B.A. from Harvard Business School.

We believe Mr. Silverman is qualified to serve on our Board because of his extensive experience holding senior leadership and board positions with other public and private companies.

Required Vote

The required vote to elect a director is the affirmative vote of a majority of the shares of common stock represented and voting at the Meeting at which a quorum is present, provided that the shares voting affirmatively also constitute at least a majority of the required quorum.

All properly submitted proxies that are not revoked will be voted in accordance with the instructions contained therein. Signed proxies from shareholders of record that give no instructions as to how they should be voted with respect to the election of directors at the Annual Meeting will be counted as votes “FOR” all Director Nominees presented by the Board. In the unlikely event that any Director Nominee should be unable to serve as a director, proxies may be voted in favor of a substitute nominee designated by the Board. If you are a beneficial owner of shares held in street name, your bank, broker or other agent will not be allowed to vote in the election of directors unless you instruct your bank, broker or other agent how to vote on the form that they provided to you. Abstentions and broker non-votes are not counted as votes cast either “for” or “against” a nominee’s election.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH DIRECTOR NOMINEE

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CORPORATE GOVERNANCE

Director Independence

Our Board has determined that Andrew Arno, Andrew J. Last and Louis E. Silverman qualify as “independent” in accordance with Rule 5605(a)(2) of The Nasdaq Stock Market LLC (“Nasdaq”). The members of our Audit Committee meet the additional independence standards under Nasdaq Rule 5605(c)(2) and Rule 10A-3 under the Exchange Act, and the members of our Compensation Committee meet the additional independence standards under Nasdaq Rule 5605(d)(2). Our independent directors received no compensation or remuneration for serving as directors except as disclosed under the section titled “DIRECTOR INDEPENDENCE.” None of these directors, nor any of the members of their respective families, have participated in any transaction with us that would disqualify them as “independent” directors under the standards described above. Joshua Riggs does not qualify as “independent” because he is our Chief Executive Officer and President.

Family Relationships

There are no family relationships between any of our directors, director nominees, or executive officers.

Agreements with Directors or Executive Officers

None of our directors, director nominees, or executive officers were selected pursuant to any arrangement or understanding.

Legal Proceedings with Directors

There are no legal proceedings related to any of our directors, director nominees, or executive officers which are required to be disclosed pursuant to applicable SEC rules.

Directors’ Meetings

During the fiscal year ended December 31, 2024, our Board met 11 times. None of our directors attended fewer than 75% of the meetings of the Board and the committees on which they served. Directors are also encouraged to attend our annual meetings of shareholders, although they are not formally required to do so. All of our directors attended our annual meeting of shareholders in 2024.

Meetings of Non-Management Directors

Our non-management directors meet no less frequently than quarterly in executive session, without any directors who are Oncocyte officers or employees present. These meetings allow the non-management directors to engage in open and frank discussions about corporate governance and about our business, operations, finances, and management performance.

Shareholder Communications with Directors

If you wish to communicate with the Board or with individual directors, you may do so by following the procedure described on our website www.oncocyte.com.

Shareholder Engagement

Members of our Board have maintained open and interactive dialogue with our largest shareholders. We believe that active shareholder engagement will drive increased corporate accountability, improve decision making, and create long-term value for our shareholders.

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Code of Ethics

We have adopted a Code of Business Conduct and Ethics (“Code of Ethics”) that applies to our principal executive officer, our principal financial officer and accounting officer, our other executive officers, and our directors. The purpose of the Code of Ethics is to deter wrongdoing and to promote the conduct of all Oncocyte business in accordance with high standards of integrity, including, among other things: (i) compliance with applicable governmental laws, rules, and regulations; (ii) honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest; (iii) the prompt internal reporting of any suspected violations of the Code of Ethics to appropriate persons or through Oncocyte’s Compliance Hotline/Helpline; (iv) complete cooperation in the investigation of reported violations and the provision of truthful, complete and accurate information; and (v) accountability for adherence to the Code of Ethics. A copy of our Code of Ethics has been posted on our internet website and can be found at www.oncocyte.com. We intend to disclose any future amendments to certain provisions of our Code of Ethics, and any waivers of those provisions granted to our principal executive officers, principal financial officer, principal accounting officer or controller or persons performing similar functions, by posting the information on our website within four business days following the date of the amendment or waiver.

Board Leadership Structure

Our leadership structure bifurcates the roles of Chief Executive Officer and Chairman of the Board. Andrew Arno currently serves as Chairman of the Board, and serves as a liaison between the Board and our Chief Executive Officer. The Chairman of the Board also interfaces with our other non-management directors with respect to matters such as the members and chairs of Board committees, other corporate governance matters, and strategic planning.

Our Board believes this division of responsibility is an effective approach for addressing the risks we face and increasing management accountability and improving the ability of the Board to monitor whether management’s actions are in the best interests of the Company and its shareholders. All of our Board committees are comprised of only independent directors. All Board committees are chaired by independent directors who report to the full Board whenever necessary. We believe this leadership structure helps facilitate efficient decision-making and communication among our directors and fosters efficient Board functioning at meetings.

The Board’s Role in Risk Management

The Board has an active role, as a whole, in overseeing management of the risks of our business. The Board regularly reviews information regarding our credit, liquidity, and operations, as well as the risks associated with our research and development activities, regulatory compliance with respect to the operation of our CLIA laboratories, and our plans to expand our business. The Audit Committee provides oversight of our financial reporting processes and the annual audit of our financial statements. In addition, the Nominating/Corporate Governance Committee reviews and must approve any business transactions between Oncocyte and its executive officers, directors, and shareholders who beneficially own 5% or more of our outstanding shares of common stock.

Insider Trading Policy; Hedging Transactions

We have adopted an Insider Trading Policy governing the purchase, sale and disposition of our securities by our directors, officers key leaders and employees, as well as their respective immediate family members. Our Insider Trading Policy generally prohibits our employees, including our officers, directors, and their designees from engaging in short sales of Oncocyte securities (sales of securities that are not then owned), including a “sale against the box” (a sale with delayed delivery), or other hedging or monetization transactions with respect to Oncocyte securities, including, but not limited to, through the use of financial instruments such as exchange funds, prepaid variable forwards, equity swaps, puts, calls, collars, forwards and other derivative instruments. The Insider Trading Policy is reasonably designed to promote compliance with insider trading laws, rules and regulations and applicable Nasdaq listing standards. While the Company is not subject to the Insider Trading Policy, it does not trade in its securities when it is in possession of material nonpublic information other than pursuant to previously adopted Rule 10b5-1 trading arrangements.

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Clawback Policy

In November 2023, we adopted a Clawback Policy to create greater accountability for our executive officers and employees. Under the policy, if we are required to prepare an accounting restatement of our financial statements due to material noncompliance with any financial reporting requirement under the securities laws, we will require reimbursement or forfeiture of any excess incentive compensation received by executive officers and certain other employees during the three completed fiscal years immediately preceding the date on which the Company is required to prepare an accounting restatement.

Our Board believes the adoption of our Clawback Policy is consistent with our executive compensation philosophy and objectives, and in furtherance of the Board’s intention to follow sound corporate governance practices.

Equity Award Timing Policy

We have historically granted equity awards on an annual basis and on a discretionary basis in connection with certain events. We do not have a formal policy regarding the timing of awards of option awards in relation to our disclosure of material non-public information. However, we do not time the granting of equity awards with any favorable or unfavorable news released by the Company, and we do not time the release of material nonpublic information for the purpose of affecting the value of executive compensation.

Committees of the Board

Our Board has an Audit Committee, a Compensation Committee, and a Nominating/Corporate Governance Committee.

Audit Committee

The current members of the Audit Committee are Andrew J. Last (Chair), Andrew Arno and Louis E. Silverman. Alfred D. Kingsley previously served on the Audit Committee until he unexpectedly passed away in April 2024.

The Audit Committee held four meetings during 2024. The purpose of the Audit Committee is to recommend the engagement of our independent registered public accountants, to review their performance and the plan, scope, and results of the audit, and to review and approve the fees we pay to our independent registered public accountants. The Audit Committee also will review our accounting and financial reporting procedures and controls. The Audit Committee has a written charter that requires the members of the Audit Committee to be directors who are independent in accordance with the applicable Nasdaq Rules and Rule 10A-3 under the Exchange Act. A copy of the Audit Committee Charter has been posted on our internet website and can be found at www.oncocyte.com.

Our Board has determined that each of Andrew J. Last and Louis E. Silverman meets the criteria of an “audit committee financial expert” within    the meaning of the SEC’s regulations. All of the members of our Audit Committee are independent directors as defined under the applicable rules and regulations of the SEC and Nasdaq.

Compensation Committee

The current members of the Compensation Committee are Louis E. Silverman (Chair), Andrew Arno and Andrew J. Last. Alfred D. Kingsley previously served on the Compensation Committee until he unexpectedly passed away in April 2024.

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The Compensation Committee met nine times during 2024. The Compensation Committee oversees our compensation and employee benefit plans and practices, including executive compensation arrangements and incentive plans and awards of stock options and other equity-based awards under our equity plans, including our Equity Incentive Plan. The Compensation Committee will determine and/or   recommend to the Board, in compliance with the Compensation Committee Charter, the terms and amount of executive compensation and grants of equity-based awards to executives, key employees, consultants, and independent contractors. The Chief Executive Officer may make recommendations to the Compensation Committee concerning executive compensation and performance, but the Compensation Committee makes its own determination or recommendation to the Board with respect to the amount and components of compensation, including salary, bonus and equity awards to executive officers, generally taking into account factors such as company performance, individual performance, and compensation paid by peer group companies. A copy of the Compensation Committee Charter has been posted on our internet website and can be found at www.oncocyte.com.

Oncocyte may engage compensation consultants from time to time to provide advice to management and the Compensation Committee, including with regard to market survey information and competitive market trends in employee, executive and directors’ compensation programs. As a general practice, Oncocyte’s compensation consultants do not advise both management and the Compensation Committee with respect to the Company’s executive compensation.

Nominating/Corporate Governance Committee

The current members of the Nominating/Corporate Governance Committee are Andrew Arno (Chair), Andrew J. Last and Louis E. Silverman. Alfred D. Kingsley served as Chair of the Nominating/Corporate Governance Committee until he unexpectedly passed away in April 2024.

The Nominating/Corporate Governance Committee met five times during 2024. The purpose of the Nominating/Corporate Governance Committee is to recommend to the Board individuals qualified to serve as directors and on committees of the Board, and to make recommendations to the Board on issues and proposals regarding corporate governance matters. The Nominating/Corporate Governance Committee also oversees compliance with, and all requests for waivers of, our Code of Ethics, and under our Interested Persons Transaction Policy reviews for approval transactions between us and our executive officers, directors, and shareholders who beneficially own 5% or more of our outstanding shares of common stock.

The Nominating/Corporate Governance Committee will consider nominees for election as directors proposed by shareholders, provided that they notify the Nominating/Corporate Governance Committee of the nomination in proper written form, either by personal delivery or by United States registered mail, to our corporate Secretary at our principal executive offices no earlier than the close of business on the 120th calendar day and no later than the close of business on the 90th calendar day prior to the anniversary date of the immediately preceding annual meeting of shareholders. If the current year’s annual meeting is called for a date that is more than 30 days before or more than 60 days after the anniversary of the immediately preceding annual meeting of shareholders, notice must be received not later than the close of business on the 10th calendar day following the day on which we first make a public announcement of the date of the annual meeting of shareholders. To be in proper written form, the notice from a shareholder must include the information required by our bylaws. A copy of the Nominating/Corporate Governance Committee Charter has been posted on our internet website and can be found at www.oncocyte.com.

The Board and the Nominating/Corporate Governance Committee have not set any specific minimum qualifications that a prospective nominee would need in order to be nominated to serve on the Board. Rather, in evaluating any new nominee or incumbent director, the Nominating/Corporate Governance Committee will consider whether the particular person has the knowledge, skills, experience, and expertise needed to manage our affairs in light of the skills, experience, and expertise of the other members of the Board as a whole. The Committee will also consider whether a nominee or incumbent director has any conflicts of interest with Oncocyte that might conflict with our Code of Ethics or that might otherwise interfere with their ability to perform their duties in a manner that is in the best interest of Oncocyte and its shareholders. The Committee will also consider whether including a prospective director on the Board will result in a Board composition that complies with (a) applicable state corporate laws, (b) applicable federal and state securities laws, and (c) the rules of the SEC and each stock exchange on which our shares are listed.

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DIRECTOR COMPENSATION

Directors and members of the committees of our Board who are salaried employees of Oncocyte are entitled to receive compensation as employees but are not compensated for serving as directors or attending meetings of our Board or committees of our Board. All directors are entitled to reimbursements for their out-of-pocket expenses incurred in attending meetings of our Board s or committees of our Board.

In 2024, non-employee directors, other than the Chairman of our Board (the “Chairman”), received an annual fee of $77,177 in cash for their service on our Board for the full year. Our Chairman received an annual cash fee of $87,177 for his service as Chairman of the Board and for his service on our Board. In addition to cash fees, non-employee directors received options to purchase 30,000 shares of common stock under the Equity Incentive Plan and no restricted stock units under the Equity Incentive Plan. Our Chairman received options to purchase an additional 50,000 shares of common stock under the Equity Incentive Plan and no additional restricted stock units under the Equity Incentive Plan.

Fees earned or paid in cash are paid in quarterly installments, and the stock options and restricted stock units will vest one year from the date of grant, subject to the non-employee director’s continued service as a director of Oncocyte or a subsidiary from the date of grant until the vesting date or, if earlier, until the next annual meeting of shareholders. The options will expire if not exercised ten years from the date of grant.

The following table summarizes certain information concerning the compensation paid during the past fiscal year to each of the persons who served as directors during the year ended December 31, 2024 and who were not our employees on the date the compensation was earned.

Name	Fees Earned or Paid in Cash	Stock Awards	Option Awards(1)	Non-Equity Incentive Plan Compensation	Nonqualified Deferred Compensation Earnings	All Other Compensation	Total
Andrew Arno	$87,177	$-	$120,789	$-	$-	$-	$207,966
Alfred D. Kingsley(2)	$18,375	$-	$-	$-	$-	$-	$18,375
Andrew J. Last	$77,177	$-	$74,187	$-	$-	$-	$151,364
Louis E. Silverman	$77,177	$-	$74,187	$-	$-	$-	$151,364

(1) Equity awards granted will vest and become exercisable one year from the date of grant, subject to the non-employee director’s continued service as a director of Oncocyte or a subsidiary from the date of grant until the vesting date or, if earlier, until the next annual meeting of shareholders, but must be reported here at the aggregate grant date fair value, as if all options were fully vested and exercisable at the date of grant. Values are computed in accordance with FASB Accounting Standards Codification (ASC) Topic 718, Compensation - Stock Compensation. We used the Black-Scholes Pricing Model to compute option fair values based on applicable exercise and stock prices, an expected option term, volatility assumptions, and risk-free interest rates.

(2) Mr. Kingsley no longer serves on the Board as of April 25, 2024, because he unexpectedly passed away.

Stock awards consist entirely of restricted stock units (“RSUs”) and are valued in the table at the aggregate grant date fair value based on the closing price of Oncocyte common stock as quoted on the applicable trading market as if the stock awards were fully vested. Beginning on February 7, 2023, our common stock began trading on The Nasdaq Capital Market under the symbol “OCX.” Previously, our common stock traded under the same symbol on The Nasdaq Global Market since March 8, 2021, and prior to that, on the NYSE American.

The following table summarizes the aggregate number of shares subject to outstanding equity awards held by our non-employee directors as of December 31, 2024:

Name	Aggregate Number of RSU Awards	Aggregate Number of Option Awards
Andrew Arno	2,500	71,426
Alfred D. Kingsley(1)	2,000	32,165
Andrew J. Last	2,000	49,176
Louis E. Silverman	1,561	37,024

(1) Mr. Kingsley no longer serves on the Board as of April 25, 2024, because he unexpectedly passed away.

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EXECUTIVE OFFICERS

The following persons are our executive officers and hold the offices set forth opposite their names.

Name	Age	Position
Joshua Riggs	43	President and Chief Executive Officer and Director
Andrea James	43	Chief Financial Officer and Principal Financial Officer
James Liu	30	Vice President Accounting, Controller, Treasurer & Principal Accounting Officer

Joshua Riggs, biographical information can be found in the section titled “PROPOSAL 1: ELECTION OF DIRECTORS – Directors and Director Nominees.”

Andrea James, 43, has served as the Chief Financial Officer of the Company since June 17, 2024. Previously, Ms. James joined Axon Enterprise in September 2017 as Vice President of Investor Relations. In May 2019, she was promoted to Vice President of Corporate Strategy & Investor Relations. In July 2020, she was promoted to Senior Vice President of Corporate Strategy & Investor Relations. In September 2022, she was promoted to Chief Communications Officer, reporting to the chief financial officer and maintaining her responsibility for investor relations. Ms. James concluded full-time employment at Axon on December 31, 2023, and continued to work as an advisor to Axon through May 2024, to ensure a smooth transition. Previously, Ms. James consulted in a strategic investor relations role for Tesla, Inc., and served as a vice president and senior research analyst for Dougherty & Company (now Colliers Securities), an investment bank, where she researched emerging technologies on behalf of institutional investors. Ms. James holds a B.S. in Computer Information Systems from American University, with a dual-minor in Applied Physics and Communications. She holds an M.S. in Journalism from Northwestern University.

James Liu, 30, was appointed Vice President Accounting, Controller, Treasurer and Principal Accounting Officer of the Company on March 10, 2025, and previously served as the Company’s Senior Director, Controller, Principal Accounting Officer and interim Principal Financial Officer from August 2023 until March 2025. Mr. Liu previously served as Controller and Principal Accounting Officer of the Company since September 2022, after serving as Interim Controller from July 2022 to September 2022 and Manager of Securities and Exchange Commission Reporting and Compliance from July 2021 to July 2022. Prior to that, Mr. Liu was the Accounting Manager of Acacia Research Corporation from November 2020 to July 2021, and Senior Accountant at Gatekeeper Systems, Inc. (“Gatekeeper Systems”) from August 2019 to November 2020. Prior to joining Gatekeeper Systems, Mr. Liu served as Senior Assurance Associate at BDO USA, LLP from October 2016 to August 2019. Mr. Liu holds a BASc degree from the University of California, San Diego, and is a Certified Public Accountant.

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EXECUTIVE COMPENSATION

Smaller Reporting Company

We are a “smaller reporting company” as defined in the rules and regulations of the SEC. As a smaller reporting company we may take advantage of specified reduced disclosure and other requirements that are otherwise applicable, in general, to public companies that are not smaller reporting companies. Accordingly, this Report includes reduced disclosure about our executive compensation arrangements.

Summary Compensation Table

The following table shows compensation awarded to, paid to or earned by, (1) the Company’s principal executive officer, (2) the Company’s most highly compensated executive officer other than the principal executive officer and (3) up to two individuals who would have qualified as one of the Company’s two most highly compensated executive officers other than the principal executive officer but for the fact that the individual was not serving as an executive officer of the Company at the end of the last completed fiscal year; during the fiscal years ended December 31, 2024 and 2023 (collectively, the “Named Executive Officers”).

Name and Principal Position	Year	Salary	Bonus		Stock Awards(1)		Option Awards(1)		All Other Compensation(2)	Total
Joshua Riggs	2024	$385,018	$166,400		$-		$209,709	(4)	$24,950	$786,077
President and Chief Executive Officer(3)	2023	$339,846	$117,000	(5)	$-		$220,284	(6)	$47,780	$724,910

Andrea James	2024	$175,165	$72,800		$173,000	(8)	$330,000	(9)	$7,898	$758,863
Chief Financial Officer(7)	2023	$-	$-		$-		$-		$-	$-

James Liu	2024	$204,457	$63,900		$-		$23,301	(10)	$12,270	$303,928
Senior Director, Controller and Principal Accounting Officer	2023	$191,360	$52,900		$-		$44,681	(11)	$15,572	$304,513

Ekkehard Schütz	2024	$370,356	$166,800		$-		$81,554	(12)	$14,858	$633,568
Chief Science Officer	2023	$242,028	$132,700		$-		$165,892	(13)	$34,547	$575,167

(1) Option awards granted under our 2010 Employee Stock Option Plan (the “Option Plan”) or under our Equity Incentive Plan are valued at the aggregate grant date fair value, as if all options were fully vested and exercisable at the date of grant. Amounts shown in this column do not reflect dollar amounts actually received by our Named Executive Officers. Instead, these amounts reflect the aggregate grant date fair value of each stock option granted, computed in accordance with the provisions of FASB ASC Topic 718. For stock options that have performance-based (sometimes referred to as milestone-based) vesting conditions, compensation is shown in the tables in the same manner as Oncocyte recorded stock-based compensation expense for the grant on the basis of the estimated probability that the vesting condition will be met or the determination that the condition has been met. We used the Black-Scholes Pricing Model to compute option fair values based on applicable exercise and stock prices, an expected option term, volatility assumptions, and risk-free interest rates. Our Named Executive Officers will only realize compensation upon exercise of the stock options and to the extent the trading price of our common stock is greater than the exercise price of such stock options at the time of exercise.

Time-based stock awards consist entirely of RSUs and are valued in the table at the aggregate grant date fair value based on the closing price of Oncocyte common stock as quoted on the applicable trading market as if the stock awards were fully vested. Performance-based stock awards (“PSUs”) consist entirely of RSUs and are valued in the table at the aggregate grant date fair value for PSUs is the target value based upon the probable outcome of the performance conditions on the grant date in accordance with SEC rules. Beginning on February 7, 2023, our common stock began trading on the Nasdaq Capital Market under the symbol “OCX.” Previously, our common stock traded under the same symbol on The Nasdaq Global Market since March 8, 2021, and prior to that, on the NYSE American. For stock awards that have performance-based (sometimes referred to as milestone-based) vesting conditions, compensation is shown in the tables in the same manner as Oncocyte recorded stock-based compensation expense for the grant on the basis of the estimated probability that the vesting condition will be met or the determination that the condition has been met. The fair value of the stock awards was measured using Black-Scholes option-pricing model assuming that performance goals will be achieved for the performance-based stock awards, and the Monte Carlo simulation model for the market-based vesting conditions.

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(2) Other compensation consists primarily of employer contributions to employee accounts under our 401(k) plan. See Executive Employment Agreements, Change of Control Provisions and Separation Payments - Separation Payments for more information.

(3) In December 2022, Mr. Riggs was appointed Interim President and Chief Executive Officer and was later appointed President and Chief Executive Officer in February 2023.

(4) In May 2024, Mr. Riggs was granted 90,000 stock options exercisable at an exercise price of $2.76 per share.

(5) In January 2023, Mr. Riggs was granted 12,874 stock options exercisable at an exercise price of $9.26 per share. In June 2023, Mr. Riggs was granted 17,500 stock options exercisable at an exercise price of $4.26 per share. In August 2023, Mr. Riggs was granted 40,000 stock options exercisable at an exercise price of $3.34 per share. Mr. Riggs was also granted 5,821 stock options in February 2023, exercisable at an exercise price of $7.80 per share, that were deemed earned in 2022.

(6) Includes $56,880 in cash and 5,821 stock options exercisable at an exercise price of $7.80 per share.

(7) Ms. James was appointed as the Company’s Chief Financial Officer on June 17, 2024.

(8) In June 2024, Ms. James was granted 100,000 RSUs. The RSUs are subject to both time-based and performance-based vesting criteria.

(9) In June 2024, Ms. James was granted 200,000 stock options exercisable at an exercise price of $2.76 per share.

(10) In May 2024, Mr. Liu was granted 10,000 stock options exercisable at an exercise price of $2.76 per share.

(11) In January 2023, Mr. Liu was granted 2,853 stock options exercisable at an exercise price of $9.26 per share. In February 2023, Mr. Liu was granted 8,482 stock options exercisable at an exercise price of $3.11 per share.

(12) In May 2024, Dr. Schütz was granted 35,000 stock options exercisable at an exercise price of $2.76 per share.

(13) In January 2023, Dr. Schütz was granted 12,873 stock options exercisable at an exercise price of $9.26 per share. In February 2023, Dr. Schütz was granted 6,044 stock options exercisable at an exercise price of $7.80 per share. In August 2023, Dr. Schütz was granted 20,000 stock options exercisable at an exercise price of $3.34 per share.

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Pay-Versus-Performance

This section provides information about the relationship between executive compensation “actually paid” to our Chief Executive Officer and other named executive officers and certain financial performance measures of the Company in accordance with Item 402(v) of Regulation S-K. In determining the compensation “actually paid,” we are required to make various adjustments to amounts previously reported in the Summary Compensation Table to reflect different valuation methods prescribed by the SEC between this section and the disclosure in the Summary Compensation Table.

	Current CEO Pay(1)		Former CEO Pay(1)		Other NEO Pay(1)		Value of Initial Fixed $100 Investment Based On:
Year	Summary compensation table total for Current CEO(2)	Compensation actually paid to Current CEO(3)	Summary compensation table total for Former CEO(2)	Compensation actually paid to Former CEO(3)	Average summary compensation table total for non-PEO named executive officers(2)	Average compensation actually paid to non-PEO named executive officers(3)	Total shareholder return(4)	Net (Loss)(5)
2024	$786,077	489,348	$—	$—	$678,544	$563,820	$4.98	$(60,663)
2023	$4,605,771	$2,472,962	$—	$—	$2,416,256	$378,105	$5.23	$(27,781)
2022	$514,110	$204,901	$2,352,595	$325,333	$871,918	$250,704	$13.43	$(72,902)

(1)	Ronald Andrews was our Chief Executive Officer for a portion of 2022 (our “Former CEO”). On December 1, 2022, Joshua Riggs succeeded Mr. Andrews as our Interim Chief Executive Officer and was later appointed President and Chief Executive Officer in February 2023 (our “Current CEO”). Our named executive officers other than our Chief Executive Officer (our “Other NEOs”) were Andrea James, James Liu and Ekkehard Schütz in 2024, Anish John, James Liu and Ekkehard Schütz in 2023 and Gisela Paulsen, Douglas Ross, Anish John and James Liu in 2022.

(2)	Reflects, for each of our Current CEO and our Former CEO, the total compensation reported in the Summary Compensation Table and for the Other NEOs, the average total compensation reported in the Summary Compensation Table in each of fiscal years indicated.

(3)	Represents the compensation actually paid to each of our Current CEO and Former CEO and the average compensation actually paid to our Other NEOs in each of the fiscal years indicated as computed in accordance with Item 402(v) of Regulation S-K, as set forth below:

Compensation actually paid to CEO and average compensation actually paid to Other NEOs
	As Reported in Summary Compensation Table(a)			Equity Award Adjustments
Year	Total	Deduct Stock Awards	Deduct Option Awards	Add Fair Value as of Year End of Awards Granted During Year that Remain Outstanding and Unvested as of Year End(b)	Add Year over Year Change in Fair Value of Awards Granted in Prior Year that Remain Outstanding and Unvested as of Year End(c)	Add Fair Value as of Vesting Date of Awards Granted During Year that Vested During Year(d)	Add Year over Year Change in Fair Value of Awards Granted in Prior Year that Vest During Year(e)	Subtract Fair Value at the End of the Prior Year of Equity Awards that Failed to Meet Vesting Conditions in the Year(f)	Compensation “Actually Paid”(g)
				Current CEO
2024	$786,077	$—	$(209,709)	$155,426	$(293,387)	$—	$50,941	$—	$489,348
2023	$4,605,771	$—	$(4,098,991)	$1,316,687	$29,103	$—	$620,393	$—	$2,472,962
2022	$514,110	$—	$(140,913)	$71,818	$(169,628)	$—	$(70,486)	$—	$204,900
				Former CEO
2024	$—	—	$—	$—	$—	—	$—	—	$—
2023	$—	—	$—	$—	$—	—	$—	—	$—
2022	$2,352,595	$(493,125)	$(745,933)	$—	$(662,709)	$290,597	$(416,093)	—	$325,333
				Other NEOs
2024	$678,544	$—	$(243,142)	$191,718	$(86,588)	—	$23,288	$—	$563,820
2023	$2,416,256	$—	$(2,011,274)	$249,361	$(90,182)	$83,976	$65,766	$(335,797)	$378,105
2022	$871,918	$(214,125)	$(169,396)	$29,100	$(120,255)	$43,427	$(189,964)	$—	$250,704

17

(a)	Reflects, for each our Current CEO and Former CEO, the applicable amounts reported in the Summary Compensation Table and for the Other NEOs, the average of the applicable amounts reported in the Summary Compensation Table in each of the fiscal years indicated.

(b)	Reflects either (i) the fair value, with respect to each of our Current CEO and Former CEO, or (ii) the average of the fair value, with respect to the Other NEOs, in each case as of December 31 of the covered fiscal year of awards granted in the covered fiscal year that remained outstanding and unvested (in whole or in part) as of the end of the covered fiscal year.

(c)	Reflects either (i) the change in fair value, with respect to each of our Current CEO and Former CEO, or (ii) the average of the change in fair value, with respect to the Other NEOs, in each case from December 31 of the prior fiscal year to December 31 of the covered fiscal year of awards granted in a prior fiscal year that remained outstanding and unvested (in whole or in part) as of the end of the covered fiscal year.

(d)	Reflects either (i) the fair value, with respect to each of our Current CEO and Former CEO, or (ii) the average of the fair value, with respect to the Other NEOs, in each case, as of the day awards became vested in the covered fiscal year, when such awards were also granted in the covered fiscal year.

(e)	Reflects either (i) the change in fair value, with respect to each of our Current CEO and Former CEO, or (ii) the average of the change in fair value, with respect to the Other NEOs, in each case from December 31 of the prior fiscal year to the day awards became vested in the covered fiscal year, when such awards were granted in a prior fiscal year.

(f)	Reflects either (i) the fair value, with respect to each of our Current CEO and Former CEO, or (ii) the average of the fair value, with respect to the Other NEOs, in each case as of December 31 of the covered fiscal year of awards granted in the covered fiscal year that failed to meet the applicable vesting conditions during the covered fiscal year.

(g)	Reflects, for each of our Current CEO and our Former CEO, the total compensation actually paid and for the Other NEOs, the average total compensation actually paid in each of fiscal years indicated.

(4)	For each covered fiscal year, represents the cumulative total stockholder return on an initial fixed $100 investment in our common stock (NASDAQ: OCX) from December 31, 2020 through December 31 of each covered fiscal year 2022, 2023 and 2024 (each such period referred to herein as a measurement period). The cumulative total stockholder return on each series of our common stock is calculated by dividing (a) the sum of (i) the cumulative amount of dividends (assuming dividend reinvestment) over the applicable measurement period and (ii) the difference between (A) the share price on December 31 of the covered fiscal year and (B) the share price on December 31, 2020, and (b) the share price on December 31, 2020.

(5)	Represents the amount of net loss reflected in our consolidated financial statements for each covered fiscal year.

Relationship Between Compensation Actually Paid and Net Loss

Because the Company is an early-stage company, we have had limited revenue during the periods presented, and have incurred operating losses since inception. Consequently, we do not believe there is any meaningful relationship between our net loss and compensation actually paid to our NEOs during the periods presented.

Relationship Between Compensation Actually Paid and Cumulative TSR

Relationship Between Compensation Actually Paid and Cumulative TSR
$3,000,000
$2,500,000
$2,000,000
$1,500,000
$1,000,000
$500,000
$0
Compensation Actually Paid
$16
$14
$12
$10
$8
$6
$4
$2
$0
Cumulative TSR
$13.43
$5.23
$4.98
325,333
204,901
250,704
-
2,472,962
378,105
-
489,348
563,820
2022
2023
2024
Former CEO
Current CEO
Non-PEO named Executive Officers
Total share-holder return

Executive Employment Agreements, Change of Control Provisions and Separation Payments

Employment Agreements and Arrangements

We have entered into an employment agreement with our current President and Chief Executive Officer, Joshua Riggs, our Chief Financial Officer, Andrea James and our Chief Science Officer.

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Joshua Riggs

We entered into an amended and restated employment agreement dated as of June 6, 2023, effective as of May 1, 2023, and as amended on July 13, 2023 (as amended, the “Riggs Employment Agreement”) with Mr. Riggs, related to his services with the Company.

The Riggs Employment Agreement provides for (i) a base salary of $360,000 per annum (pro-rated for partial years), (ii) a target bonus opportunity of fifty percent (50%) of Mr. Riggs’ base salary, and (iii) eligibility to participate in employee benefit programs and plans offered by the Company. On May 30, 2024, Board approved increases to the annual base salary of Mr. Riggs from $360,000 to $400,000, effective May 20, 2024. On March 4, 2025, the Board approved an increase to the annual base salary of Mr. Riggs from $400,000 to $420,000, effective March 10, 2025.

Pursuant to the Riggs Employment Agreement, on June 9, 2023, Mr. Riggs received options to purchase 350,000 shares of Company common stock (the “CEO Options”) under the Equity Incentive Plan. The CEO Options have an exercise price per share equal to $2.76 and expire 10 years from the date of grant. The vesting of the CEO Options is as follows: 25% of the options vested on June 9, 2024, and the balance of the options vested or will vest thereafter in thirty-six (36) substantially equal monthly installments, subject to Mr. Riggs’ continued employment with the Company and compliance with any restrictive covenants by which he is bound on each applicable vesting date.

In the event Mr. Riggs’ employment is terminated by the Company without Cause (as defined in the Riggs Employment Agreement) (excluding due to death or disability) or by Mr. Riggs for Good Reason (as defined in the Riggs Employment Agreement), in addition to any accrued but unpaid base salary and any other vested benefits (the “Accrued Obligations”), subject to the execution of a release of claims and Mr. Riggs’ continued compliance with any restrictive covenants by which he may be bound, Mr. Riggs will be entitled to receive: (i) an amount equal to twelve (12) months of Mr. Riggs’ base salary, payable at Company’s sole discretion either (x) in a lump sum on the first payroll date following the sixtieth (60th) day following the date of termination or (y) in twelve (12) equal monthly installments during the twelve (12) months following the date of termination; (ii) a pro-rated annual bonus based for the year of termination based on actual performance; (iii) reimbursement of health care premiums for up twelve (12) months following the date of termination; and (iv) accelerated vesting of the next vesting tranche of any outstanding time-based equity awards. In the event Mr. Riggs’ employment is terminated due to death, by the Company due to Disability (as defined in the Riggs Employment Agreement) or for Cause, or by Mr. Riggs’ without Good Reason, Mr. Riggs will receive the Accrued Obligations.

The Riggs Employment Agreement also contains customary restrictive covenants, including restrictions related to non-solicitation, competitive activities, non-publicity, non-disparagement and cooperation. In addition, in connection with entering into the Riggs Employment Agreement, Mr. Riggs also entered into (i) an employee confidential information and inventions assignment agreement, and (ii) the Company’s standard form indemnification agreement for officer and directors of the Company.

Ekkehard Schütz

We entered into an employment agreement effective May 20, 2024 (the “Schütz Employment Agreement”) with Dr. Schütz.

Pursuant to the Schütz Employment Agreement, Dr. Schütz’s annual base salary is $351,525.20 and he will be eligible to receive an annual cash bonus equal to fifty percent (50%) of base salary. Additionally, in the event of termination of Dr. Schütz’s employment by the Company without Cause (as defined in the Schütz Employment Agreement) or Dr. Schütz resigns for Good Reason (as defined in the Schütz Employment Agreement), then Dr. Schütz will be entitled to receive the following: (i) all accrued but unpaid base salary, (ii) any accrued but unpaid vacation or paid time off, (iii) any other vested benefits to which Dr. Schütz is entitled under the Company’s benefits plans, (iv) an amount equal to twelve months of base salary, (v) a pro-rated portion of Dr. Schütz’s annual cash bonus, (vi) up to twelve months of continued participation in the Company’s group health plan, (vii) with respect to each outstanding time-based equity award, if any, accelerated vesting of the next tranche of time-based equity that would have vested had Dr. Schütz remained employed through the next applicable vesting date, and (viii) with respect to each outstanding performance-based equity award, accelerated time vesting of any options that are performance vested as of the date of termination.

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Additionally, the Employment Agreement contains standard cooperation, non-disparagement, non-publicity, general release and clawback provisions.

Andrea James

Ms. James, our Chief Financial Officer, entered into an employment agreement with the Company (the “James Employment Agreement”), effective June 17, 2024. Pursuant to the terms of the James Employment Agreement, Ms. James will receive an initial annual base salary of $325,000 (such annual base salary, as may be adjusted by the Board from time to time, the “Base Salary”) and will be eligible to receive an initial annual cash bonus, targeted at 50% of the Base Salary (such target, as may be adjusted by the Board from time to time, the “Annual Bonus”). On March 4, 2025, the Board approved an increase to the annual base salary of Andrea James from $325,000 to $341,250, effective March 10, 2025.

If Ms. James’s employment is terminated by the Company without Cause (as defined in the James Employment Agreement), or Ms. James resigns from the Company with Good Reason (as defined in the James Employment Agreement), the Company shall: (a) pay Ms. James all accrued but unpaid Base Salary and any vacation or paid time off accrued, (b) any vested benefits to which Ms. James or her estate may be entitled to under the Company’s benefit plan’s or applicable law, (c) an amount equal to 12-months of the Base Salary, (d) pay Ms. James an amount equal to a pro-rated portion of the Annual Bonus, (d) reimbursement for an amount equal to the monthly portion of the premium cost of participation in such group health plan that the Company paid for immediately prior to the date of termination for a period of up to 12 months, (e) with respect to each outstanding time-based equity award, if any, accelerated vesting of the next trench of time-based equity that would have vested had Ms. James remained employed through the next applicable vesting date, and (f) with respect to the Performance Equity Award (as defined below), accelerated time vesting of any options that are performance vested as of the date of termination.

In connection with Ms. James’ appointment as Chief Financial Officer, the Board approved the following grants to Ms. James: (a) an Option (as defined in the Equity Incentive Plan) to purchase 200,000 shares of the Company’s Common Stock (the “Stock Option Grant”), and (b) an award of 100,000 Restricted Stock Units (as defined in the Equity Incentive Plan) (the “Performance Equity Grant”). Both the Stock Option Grant and the Performance Equity Grant was subject to stockholder approval of an amendment to the Equity Incentive Plan, increasing the total number of shares of Common Stock available for grant of awards under the Equity Incentive Plan, which was obtained on October 11, 2024.

On March 4, 2025, the Board approved a one-time bonus of $25,000 to Ms. James to be paid in cash or RSUs under the Equity Incentive Plan, at the discretion of Ms. James, in recognition of her achievements and contributions to the Company since becoming Chief Financial Officer of the Company in June 2024. If Ms. James elects to receive such bonus in RSUs, such RSUs shall (i) have a grant date of the second full trading day after the release of the Company’s financial results for the quarter and fiscal year ended December 31, 2024, and (ii) vest immediately on the effective date of grant.

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Outstanding Equity Awards at Fiscal Year End

The following table summarizes certain information concerning stock options and other equity awards granted by us under the Option Plan and the Equity Incentive Plan held as of December 31, 2024 by our Named Executive Officers:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable		Number of Securities Underlying Unexercised Options Unexercisable(1)	Option Exercise Price	Option Expiration Date	Number of shares or units of stock that have not vested		Market value of shares of units of stock that have not vested	Equity incentive plan awards: Number of unearned shares, units or other rights that have not vested	Equity incentive plan awards: Market or payout value of unearned shares, units or other rights that have not vested
Joshua Riggs	6,250	(2)	-	$26.60	July 22, 2030	-		-	-	-
	2,394	(3)	105	$106.80	February 25, 2031	-		-	-	-
	1,124	(4)	375	$27.80	March 24, 2032	-		-	-	-
	322	(5)	177	$23.40	May 3, 2032	-		-	-	-
	12,499	(6)	-	$9.20	December 7, 2032	-		-	-	-
	4,291	(7)	8,582	$9.26	January 17, 2033	-		-	-	-
	3,557	(8)	2,263	$7.80	February 24, 2033	-		-	-	-
	6,563	(9)	10,936	$4.26	June 9, 2033	-		-	-	-
	-	(10)	40,000	$3.34	August 15, 2033	-		-	-	-
	-	(11)	90,000	$2.76	May 20, 2034	-		-	-	-

Andrea James	-	(12)	200,000	$2.87	October 11, 2034	100,000	(13)	$173,000	-	-

James Liu	427	(14)	73	$23.00	March 15, 2032	-		-	-	-
	84	(15)	29	$27.80	March 24, 2032	-		-	-	-
	2,112	(16)	1,638	$17.74	September 20, 2032	-		-	-	-
	951	(17)	1,902	$9.26	January 17, 2033	-		-	-	-
	2,474	(18)	6,008	$3.11	October 10, 2033	-		-	-	-
	-	(19)	10,000	$2.76	May 20, 2034	-		-	-	-

Ekkehard Schütz	11,456	(20)	1,043	$109.20	April 16, 2031	-		-	-	-
	3,281	(21)	1,094	$23.00	March 15, 2032	-		-	-	-
	2,187	(22)	-	$22.60	May 11, 2032	-		-	-	-
	4,292	(23)	8,582	$9.26	January 17, 2033	-		-	-	-
	3,695	(24)	2,349	$7.80	February 24, 2033	-		-	-	-
-	-	(25)	20,000	$3.34	August 15, 2033	-		-	-	-
-	-	(26)	35,000	$2.76	May 20, 2034	-		-	-	-

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(1) Except as otherwise indicated below, one quarter of the options shall vest upon completion of 12 full months of continuous employment measured from the date of grant, and the balance of the options will vest in 36 equal monthly installments commencing on the first anniversary of the date of grant, based upon the completion of each month of continuous employment.

(2) The date of grant was July 22, 2020.

(3) The date of grant was February 25, 2021.

(4) The date of grant was March 24, 2022.

(5) The date of grant was May 3, 2022.

(6) The options vested on December 7, 2023.

(7) The options vested, or will vest, (i) one-third on January 17, 2024, (ii) one-third on January 17, 2025, and (iii) one-third on January 17, 2026.

(8) The date of grant was February 24, 2023.

(9) The date of grant was June 9, 2023.

(10) The date of grant was August 15, 2023. The options vest subject to the achievement by Oncocyte of pre-defined product and regulatory goals.

(11) The date of grant was May 20, 2024.

(12) The date of grant was June 20, 2024.

(13) The date of grant was June 20, 2024. The RSUs vest subject to the achievement by Oncocyte of pre-defined goals related to market capitalization.

(14) The date of grant was March 15, 2022.

(15) The date of grant was March 24, 2022.

(16) The date of grant was September 20, 2022.

(17) The options vested, or will vest, (i) one-third on January 17, 2024, (ii) one-third on January 17, 2025, and (iii) one-third on January 17, 2026.

(18) The date of grant was October 10, 2023.

(19) The date of grant was May 20, 2024.

22

(20) The date of grant was April 16, 2021.

(21) The date of grant was March 15, 2022.

(22) The options vest subject to the achievement by Oncocyte of pre-defined product and regulatory goals in 2022. 50% of the options vested on December 31, 2023, and the remaining options were cancelled.

(23) The options vested, or will vest, (i) one-third on January 17, 2024, (ii) one-third on January 17, 2025, and (iii) one-third on January 17, 2026.

(24) The date of grant was February 24, 2023.

(25) The options vest subject to the achievement by Oncocyte of pre-defined product and regulatory goals.

(26) The date of grant was May 20, 2024.

The Equity Incentive Plan

On May 14, 2025, our Board approved the Plan Amendment. The Equity Incentive Plan was amended and restated and approved by our Board and by our shareholders on October 11, 2024. Under the Equity Incentive Plan, as amended, we reserved 2,300,000 shares of our common stock for issuance as awards under the Equity Incentive Plan. As of May 12, 2025, there were 356,304 shares remaining for future issuance as awards under the Equity Incentive Plan. As further described in Proposal 4, the Amendment would further increase the number of shares of common stock available for issuance pursuant to awards under the Equity Incentive Plan by an additional 1,500,000 shares, to a total of 3,800,000 shares of our common stock. For additional information regarding the Plan Amendment and a summary of certain key provisions of the Equity Incentive Plan, please see the section titled “Proposal 4: Approval of Incentive Plan Amendment.” A copy of the Plan Amendment and the Equity Incentive Plan are included as Appendix A, and Appendix B, respectively, to this Proxy Statement.

Other Compensation Plans

We do not have any pension plans, defined benefit plans, or non-qualified deferred compensation plans other than those described above. As of the date of this Proxy Statement, we make contributions to 401(k) plans for participating executive officers and other employees.

The following table shows certain information concerning the options outstanding and available for issuance under all of our compensation plans and agreements as of December 31, 2024 (in thousands, except weighted average exercise price):

Plan Category	Number of Shares to be Issued upon Exercise of Outstanding Options, Warrants, and Rights(1)	Weighted Average Exercise Price of the Outstanding Options, Warrants, and Rights(1)	Number of Shares Remaining Available for Future Issuance under Equity Compensation Plans(2)
Oncocyte Stock Option Plans Approved by Shareholders	246	$40.77	1,026

(1)       Includes both the Equity Incentive Plan and our discontinued Employee Stock Option Plan.

(2)       All shares remaining available for future issuance are under the Equity Incentive Plan.

23

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Security Ownership of Certain Shareholders

The following table sets forth information as of May 12, 2025 concerning beneficial ownership of our common stock by each shareholder, who is not a director or officer of the Company, known by us to be the beneficial owner of more than 5% of our outstanding shares of common stock. Information concerning certain beneficial owners of more than 5% of the outstanding common stock is based upon information disclosed by such owners in their reports on Schedule 13D or Schedule 13G and/or Section 16 reports.

Shareholder	Number of Shares(1)	Percent of Total(2)

Broadwood Partners, L.P. (3) Broadwood Capital, Inc. Neal Bradsher 724 Fifth Avenue, 9th Floor New York, New York 10019	11,560,350	40.42%

PATRICK W SMITH TTEE THE SMITH IRREVOCABLE TRUST U/A DTD 05/01/2015(4) 11445 E. Via Linda, Suite 2-411 Scottsdale, AZ 85259.	3,258,485	11.39%

AWM Investment Company, Inc.(5) c/o Special Situations Funds 527 Madison Avenue, Suite 2600 New York, NY 10022	2,857,069	9.99%

Bio-Rad Laboratories, Inc.(6) 1000 Alfred Nobel Drive Hercules, California 94547	2,764,078	9.66%

(1)	Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Each of the beneficial owners listed above has direct ownership of and sole voting power and investment power with respect to the shares set forth in the above table.

(2)	Percentages are based on 28,599,285 shares of common stock, no par value, outstanding as of May 12, 2025.

(3)	According to the Schedule 13D/A filed jointly with the SEC on February 10, 2025, by Broadwood Partners, L.P. (“Broadwood”), Broadwood Capital, Inc. (“Broadwood Capital”) and Neal C. Bradsher. Represents (i) 11,410,100 shares of common stock directly owned by Broadwood, (ii) warrants to purchase 150,093 shares of common stock directly owned by Broadwood, (iii) 157 shares of common stock directly owned by Neal C. Bradsher. Neal Bradsher is the President of Broadwood Capital, Inc. Broadwood Capital, Inc. shares voting power over and may be deemed to beneficially own the shares owned by Broadwood. Mr. Bradsher shares voting power over and may be deemed to beneficially own the shares owned by Broadwood.

(4)	Based on information available to the Company, the Schedule 13G/A filed with the SEC on December 27, 2024, jointly by PATRICK W SMITH TTEE THE SMITH IRREVOCABLE TRUST U/A DTD 05/01/2015 (the “Trust”) and Patrick W. Smith and the Form 4 filed by Mr. Smith on February 11, 2025. Represents 3,258,485 shares of common stock held by the Trust. Mr. Smith, the sole trustee of the Trust, may be deemed to beneficially own the shares of common stock owned by the Trust. The address for the Trust and Mr. Smith is 11445 E. Via Linda Suite 2-411, Scottsdale, AZ 85259.

24

(5)	Based on information available to the Company and the Schedule 13G/A filed with the SEC on May 9, 2025, by AWM Investment Company, Inc. (“AWM”). Represents (i) 496,072 shares of common stock held by Special Situations Cayman Fund, L.P. (“Cayman”), (ii) 552,464 shares of common stock issuable upon exercise of certain pre-funded warrants (subject to a 9.99% beneficial ownership limitation) held by Cayman, (iii) 656,661 shares of common stock issuable upon exercise of certain pre-funded warrants (subject to a 9.99% beneficial ownership limitation) held by Cayman, (iv) 32,833 shares of common stock issuable upon exercise of certain warrants (subject to a 9.99% beneficial ownership limitation) held by Cayman, (v) 1,740,165 shares of common stock held by Special Situations Fund III QP, L.P. (“SSFQP”), (vi) 437,228 shares of common stock issuable upon exercise of certain pre-funded warrants (subject to a 9.99% beneficial ownership limitation) held by SSFQP, (vii) 2,345,216 shares of common stock issuable upon exercise of certain pre-funded warrants (subject to a 9.99% beneficial ownership limitation) held by SSFQP, (viii) 117,261 shares of common stock issuable upon exercise of certain warrants (subject to a 9.99% beneficial ownership limitation) held by SSFQP, (ix) 195,431 shares of common stock held by Special Situations Private Equity Fund, L.P. (“SSPE”), (x) 18,762 shares of common stock issuable upon exercise of certain warrants (subject to a 9.99% beneficial ownership limitation) held by Special Situations Private Equity Fund, L.P. (“SSPE”), (xi) 292,374 shares of common stock issuable upon exercise of certain pre-funded warrants (subject to a 9.99% beneficial ownership limitation) held by SSPE, (xii) 375,234 shares of common stock held by Special Situations Life Sciences Fund, L.P. (“SSLS”), (xiii) 18,762 shares of common stock issuable upon exercise of certain warrants (subject to a 9.99% beneficial ownership limitation) held by SSLS, and (xiv) 584,748 shares of common stock issuable upon exercise of certain pre-funded warrants (subject to a 9.99% beneficial ownership limitation) held by SSLS.

AWM is the investment adviser to Cayman, SSFQP, SSPE and SSLS (collectively, the “Funds”) and has sole voting and dispositive power over the securities held by the Funds. David Greenhouse and Adam Stettner are the principal owners of AWM. Through their control of AWM, Messrs. Greenhouse and Stettner share voting and investment control over the portfolio securities of each of Cayman and SSFQP. Messrs. Greenhouse and Stettner disclaim any beneficial ownership of the reported shares other than to the extent of any pecuniary interest in each of them may have therein. The principal place of business for each of AWM, Cayman, SSFQP, SSPE, and SSLS is 527 Madison Avenue, Suite 2600, New York, NY 10022.

(6)	Based on information available to the Company and the Schedule 13G/A filed with the SEC on March 4, 2025, by Bio-Rad Laboratories, Inc. (“Bio-Rad”). Represents 2,764,078 shares of common stock held by Bio-Rad. The shares of common stock are directly owned by Bio-Rad Laboratories, Inc. (“Bio-Rad”). The address of the principal business office of Bio-Rad is 1000 Alfred Nobel Dr., Hercules, CA 94547.

Security Ownership of Management

The following table sets forth information as of May 12, 2025 concerning beneficial ownership of our common stock and equity awards by each member of our Board, all Named Executive Officers, and all executive officers and directors as a group. Except as indicated below, the address for each director and executive officer listed is: c/o Oncocyte Corporation, 15 Cushing, Irvine, CA 92618.

Name	Number of Shares	Percent of Total(1)
Andrew Arno(2)	154,005	*
Andrew J. Last(3)	53,685	*
Andrea James(4)	201,231	*
Joshua Riggs(5)	73,067	*
Louis E. Silverman(6)	38,588	*
James Liu(7)	11,488	*
Ekkehard Schütz(8)	61,926	*
All executive officers and directors as a group (7 persons)	593,989	2.05%

*Less than 1%

(1)	Percentages are based on 28,599,285 shares of common stock, no par value, outstanding as of May 12, 2025.

(2)	Amount consists of (i) 97,163 shares of common stock held by Mr. Arno, (ii) 7,804 shares of common stock held by JBA Investments LLC (“JBA”), (iii) 7,804 shares of common stock held by MJA Investments LLC (“MJA”), and (iv) 56,842 shares of common stock issuable upon exercise of certain stock options held by Mr. Arno that were vested as of May 12, 2025 or will vest within 60 days thereafter. Mr. Arno is the Manager of each of JBA and MJA and has shared voting and dispositive power over the securities held by JBA and MJA.

(3)	Amount consists of (i) 4,509 shares of common stock and (ii) 49,176 shares of common stock issuable upon exercise of certain stock options held by Dr. Last that were vested as of May 12, 2025 or will vest within 60 days thereafter.

(4)	Amount consists of (i) 151,231 shares of common stock purchased and held by Ms. James and (ii) 50,000 shares of common stock issuable upon exercise of certain stock options held by Ms. James that were vested as of May 12, 2025 or will vest within 60 days thereafter.

(5)	Amount consists of (i) 3,505 shares of common stock and (ii) 69,562 shares of common stock issuable upon exercise of certain stock options held by Mr. Riggs that were vested as of May 12, 2025 or will vest within 60 days thereafter.

(6)	Amount consists of (i) 1,564 shares of common stock and (ii) 37,024 shares of common stock issuable upon exercise of certain stock options held by Mr. Silverman that were vested as of May 12, 2025 or will vest within 60 days thereafter.

(7)	Amount consists of 11,488 shares of common stock issuable upon exercise of certain stock options held by Mr. Liu that were vested as of May 12, 2025 or will vest within 60 days thereafter.

(8)	Amount consists of (i) 20,647 shares of common stock and (ii) 41,279 shares of common stock issuable upon exercise of certain stock options held by Dr. Schütz that were vested as of May 12, 2025 or will vest within 60 days thereafter.

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CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Since January 1, 2023, other than as disclosed below, we have not entered into any transactions, nor are there any currently proposed transactions, between us and any of our directors, director nominees, executive officers, or persons who own more than five percent of a registered class of our securities, and each of their respective immediate family members (each, a “related person”), where the amount involved exceeds, or is reasonably expected to exceed, $120,000 in a single fiscal year, and in which the related person has or will have a direct or indirect material interest.

Certain Sales of Equity Securities

On April 3, 2023, the Company entered into that certain securities purchase agreement, by and among the Company and certain accredited investors, including Broadwood Partners, L.P. (“Broadwood”), a beneficial holder of 5% or more of the Company’s outstanding shares of common stock, certain funds and accounts managed by PVI (collectively, “Pura Vida”), a beneficial holder of 5% or more of the Company’s outstanding shares of common stock, and entities affiliated with AWM Investment Company, Inc. (collectively, “AWM”), a beneficial holder of 5% or more of the Company’s outstanding shares of common stock, and certain individuals, including our Chairman, Andrew Arno and former director John Peter Gutfreund (and certain of their affiliated parties) pursuant to which, the Company issued and sold in a registered direct offering an aggregate of 2,274,709 shares of common stock at an offering price of: (i) $6.03 to investors who were not considered to be “insiders” of the Company pursuant to the Nasdaq Listing Rules (“Insiders”), and (ii) $7.08 to Insiders (the “Registered Direct Offering”). Pursuant to the Registered Direct Offering, the Company sold an aggregate of (i) 1,341,381 shares of common stock to Broadwood at a price per share equal to $6.03, for a total purchase price equal to $8,093,361.84, (ii) 33,150 shares of common stock to Pura Vida at a price per share equal to $6.03, for a total purchase price equal to $200,013.84, (iv) 472,354 shares of common stock to AWM a price per share equal to $6.03, for a total purchase price equal to $2,849,999.92, (v) 21,162 shares of common stock to Mr. Arno and his affiliated parties at a price per share equal to $7.08, for a total purchase price equal to $150,000.51, and (vi) 85,250 shares of common stock to Mr. Gutfreund at a price per share equal to $7.08, for a total purchase price equal to $604,252.00.

On April 5, 2023, the Company used a portion of the net proceeds from the Registered Direct Offering to redeem 588.23529 shares of Series A Preferred Stock then-held by Mr. Gutfreund for a total purchase price equal to $618,672.34.

On April 11, 2024, the Company entered into a securities purchase agreement, by and among the Company and certain investors, including Broadwood, entities affiliated with AWM, Bio-Rad Laboratories, Inc. (“Bio-Rad”), which our director, Andrew Last is the Executive Vice President and Chief Operating Officer of Bio-Rad, and certain individuals, including our Chairman Andrew Arno, pursuant to which, the Company issued and sold in a private placement (the “April 2024 Private Placement”) an aggregate of 5,076,900 shares of common stock and pre-funded warrants with an exercise price of $0.0001 per share, to purchase up to 342,888 shares of common stock (“Pre-Funded Warrants”). The purchase price for one share of common stock was $2.9164 and the purchase price for one Pre-Funded Warrant was $2.9163. Certain Insiders subscribed for 42,373 shares of common stock sold in the April 2024 Private Placement, at a purchase price equal to $2.95 per share of common stock. Pursuant to the April 2024 Private Placement, the Company sold an aggregate of (i) 2,420,000 shares of common stock to Broadwood at a price per share equal to $2.9164, for a total purchase price equal to $7,057,688, (ii) 342,889 shares of common stock at a price per share equal to $2.9164 and 342,889 Pre-Funded Warrants to entities affiliated with AWM for a total purchase price equal to $2,000,000.04, (iii) 1,200,109 shares of common stock to Bio-Rad at a price per share equal to $2.9164, for a total purchase price equal to $3,499,997.89, (iv) 33,898 shares of common stock to Mr. Arno at a price per share equal to $2.95, for a total purchase price equal to $100,000.00.

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On October 2, 2024, the Company entered into a securities purchase agreement, by and among the Company and certain investors including: Unterberg Legacy Capital, LLC (“Unterberg”), which Andy Arno, a director of the Company, is beneficiary of an individual retirement account that is a managing member of Unterberg; Broadwood; Bio-Rad; AWM; Pura Vida; a certain affiliate of Patrick W. Smith, a 5% beneficial owner of the Company’s outstanding shares of common stock; Ekkehard Schuetz, the Company’s Chief Science Officer; and Andrea James, the Company’s Chief Financial Officer, which provided for the issuance and sale in a private placement (the “October 2024 Private Placement”) of an aggregate of 3,461,138 shares of common stock a purchase price of $2.948 or $2.97 to certain Insiders. The gross proceeds to the Company from the October 2024 Private Placement were approximately $10.2 million, before deducting placement agent fees and expenses and estimated offering expenses payable by the Company. Pursuant to the October 2024 Private Placement, the Company issued and sold an aggregate of (i) 1,315,339 shares of common stock to Broadwood at a price per share equal to $2.948, for a total purchase price equal to $3,877,619.38, (ii) 310,83 shares of common stock to Bio-Rad at a price per share equal to $2.948, for a total purchase price equal to $916,342.78, (iii) 275,000 shares of common stock to AWM at a price per share equal to $2.948, for a total purchase price equal to $810,700.00, (iv) 169,606 shares of common stock to Pura Vida at a price per share equal to $2.948, for a total purchase price equal to $500,000.00, (v) 3,367 shares of common stock to Mr. Schuetz, at a price per share equal to $2.97, for a total purchase price equal to $10,000.00, (vi) 33,670 shares of common stock to Ms. James at a price per share equal to $2.97, for a total purchase price equal to $100,000.00, (vii) 678,426 shares of common stock to Mr. Smith at a price per share equal to $2.948 for a total purchase price equal to $2,000,000.00, and (viii) 33,921 shares of common stock to Unterberg at a price per share equal to $2.948 for a total purchase price equal to $100,000.00.

On February 7, 2025, the Company entered into a securities purchase agreement (the “PIPE Purchase Agreement”), by and among the Company and certain investors including, Broadwood, Unterberg, Bio-Rad, AWM, an affiliate of Patrick A. Smith, Pura Vida, Andrea James and Ekkehard Schuetz, pursuant to which, the Company issued and sold in a private placement (the “February 2025 Private Placement”) an aggregate of 7,536,708 shares of common stock and pre-funded warrants with an exercise price of $0.0001 per share, to purchase up to 3,069,925 shares of common stock (“Pre-Funded Warrants”). The purchase price for one share of common stock was $2.05 and the purchase price for one Pre-Funded Warrant was $2.0499. Pursuant to the February 2025 Private Placement, the Company sold an aggregate of (i) 4,505,488 shares of common stock to Broadwood, for a total purchase price equal to $9,236,250, (ii) 922,758 shares of common stock to Bio-Rad, for a total purchase price equal to $1,891,654, (iii) Pre-Funded Warrants to purchase 3,069,925 shares of common stock to AWM, for a total purchase price equal to $6,293,346, (iv) 1,077,600 shares of common stock to Mr. Smith, for a total purchase price equal to $2,209,080, (v) 292,683 shares of common stock to Pura Vida for a total purchase price equal to $600,000, (vi) 97,561 shares of common stock to Ms. James, for a total purchase price equal to $200,000, (vi) 12,195 shares of common stock to Mr. Schuetz, for a total purchase price equal to $25,000, and (vii) 36,585 shares of common stock to Unterberg, for a total purchase price equal to $75,000.

Concurrently with the execution and delivery of the PIPE Purchase Agreement, on February 7, 2025, the Company entered into a securities purchase agreement, by and among the Company and certain investors including Broadwood, Bio-Rad, AWM and an affiliate of Patrick A. Smith, pursuant to which, the Company issued and sold in a registered direct offering (the “February 2025 Registered Direct Offering”) an aggregate of 3,609,755 shares of common stock at a price per share equal to $2.05. Pursuant to the February 2025 Registered Direct Offering, the Company issued and sold an aggregate of (i) 660,207 shares of common stock to Broadwood, for a total purchase price equal to $1,353,424, (ii) 330,376 shares of common stock to Bio-Rad, for a total purchase price equal to $667,271, (iii) 2,052,026 shares of common stock to AWM, for a total purchase price equal to $4,206,653, and (iv) 385,814 shares of common stock to an affiliate of Mr. Smith, for a total purchase price equal to $790,919.

Other Transactions with Bio-Rad Laboratories, Inc.

During the years ended December 31, 2023 and December 31, 2024, we purchased $581,000 and $538,000 in laboratory equipment, respectively, and incurred $375,000 and $413,000 in laboratory related expenses from Bio-Rad, respectively. During 2024, the Company also made finance lease payments of $217,000 under four laboratory equipment leases from Bio-Rad with a remaining financing lease liability of $796,000 as of December 31, 2024. As of December 31, 2024, Oncocyte’s accounts payable due to Bio-Rad was $638,000. One of our directors, Andrew Last, served as the Executive Vice President and Chief Operating Officer of Bio-Rad before retiring on September 6, 2024.

On April 5, 2024, the Company entered into that certain Collaboration Agreement with Bio-Rad to collaborate in the development and the commercialization of research use only and in vitro diagnostics kitted transplant products using Bio-Rad’s ddPCR instruments and reagents (the “Collaboration Agreement”). Pursuant to the Collaboration Agreement, Bio-Rad agreed to purchase in the Company’s next subsequent private placement of its securities, shares of the Company’s common stock equal to 9.99% of the total number of shares of common stock issued and outstanding immediately after the closing of such investment, provided that the total purchase price would not exceed $3,500,000 unless Bio-Rad chose to exceed such limit (the “Bio-Rad Investment”). In satisfaction of such Bio-Rad Investment, Bio-Rad purchased shares of the Company’s common stock pursuant to the October 2024 Private Placement, as further described herein. In addition, pursuant to the Collaboration Agreement, the Company agreed to pay to Bio-Rad a single digit royalty payment based on a percentage of the Company’s net sales under the Collaboration Agreement, and Bio-Rad has an option to have the exclusive right to promote, market and sell certain kits worldwide subject to certain conditions. If such options are exercised, subject to certain conditions as set forth in the Collaboration Agreement, Bio-Rad has agreed to purchase additional shares of the Company’s common stock, at the then-current market price per share, up to a specified maximum aggregate purchase price. Dr. Last, the Company’s director, recused himself from all Board discussions related to the Collaboration Agreement and the Bio-Rad Investment.

Related Person Transaction Policy

Our Board has adopted a Related Person Transaction Policy to assist us in identifying, reviewing and approving or rejecting related person transactions. Under the policy, any related person transaction proposed to be entered by the Company must be reviewed, approved or ratified by the Nominating/Corporate Governance Committee of the Board, as described in the policy. The related person transaction may be approved or ratified only if the Nominating/Corporate Governance Committee determines that, under all of the circumstances, the transaction is in, or is not in conflict with, the best interests of the Company.

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PROPOSAL NO. 2: RATIFICATION OF APPOINNTMENT OF ACCOUNTING FIRM

The Board has selected CBIZ CPAs P.C. (“CBIZ”) as our independent registered public accounting firm for the year ending December 31, 2025. CBIZ acquired the attest business of Marcum LLP (“Marcum”), our prior independent registered public accounting firm, effective November 1, 2024.

Marcum served as our independent registered public accounting firm from October 10, 2023 to April 11, 2025. On April 11, 2025, we terminated our relationship with Marcum as our independent registered public accounting firm as result of the acquisition by CBIZ of Marcum’s attestation business and, with the approval of the Audit Committee of our Board, engaged CBIZ on April 16, 2025 as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2025.

The Company previously engaged WithumSmith+Brown, PC (“Withum”) as its independent auditors from July 19, 2021, to October 10, 2023.

The Board proposes and recommends that the shareholders ratify the selection of the firm of CBIZ to serve as our independent registered public accounting firm for the year ending December 31, 2025.

We expect that a representative of CBIZ will be present at the Annual Meeting, by conference telephone, and will have an opportunity to make a statement if he or she so desires and may respond to appropriate questions from shareholders.

Audit Fees, Audit Related Fees, Tax Fees and Other Fees

The following table sets forth the aggregate Audit, Audit Related and Tax Fees billed to us by Withum, Marcum, and Moss Adams, LLP during the fiscal years ended December 31, 2024 and 2023:

	2024	2023
Audit Fees(1)	$376,672	$175,000
Audit Related Fees(2)	231,432	-
Tax Fees(3)	97,133	138,083
All Other Fees(4)	-	-
Total Fees	$705,237	$313,083

(1)	Audit Fees consist of fees billed by our independent registered public accounting firm for professional services rendered for the audit of our annual financial statements included in our Annual Report on Form 10-K, and review of the interim financial statements included in our Quarterly Reports on Form 10-Q, as applicable, and services that are normally provided by our independent registered public accountants in connection with statutory and regulatory filings or engagements.

(2)	Audit-Related Fees consist of fees billed by our independent registered public accounting firm for assurance and related services that are reasonably related to the performance of the audit or review of our consolidated financial statements and are not reported under “Audit Fees.” This category includes fees related to non-routine SEC filings.

(3)	Tax Fees consist of fees for professional services billed by Moss Adams, LLP rendered in connection with the preparation of consolidated and subsidiary federal and state income tax returns, and tax related provision work, research, compliance and consulting.

(4)	There were no other fees for the years ended December 31, 2024 and 2023.

Pre-Approval of Audit and Permissible Non-Audit Services

Our Audit Committee requires pre-approval of all audit and non-audit services. Other than de minimis services incidental to audit services, non-audit services shall generally be limited to tax services such as advice and planning and financial due diligence services. All fees for such non-audit services must be approved by the Audit Committee, except to the extent otherwise permitted by applicable SEC regulations. The Audit Committee may delegate to one or more designated members of the Audit Committee the authority to grant pre-approvals, provided such approvals are presented to the Audit Committee at a subsequent meeting. During 2024 and 2023, all of the fees paid to Marcum, as applicable, were approved by the Audit Committee.

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Changes in Registrant’s Certifying Accountant

Prior to engaging CBIZ, the Company did not consult with CBIZ regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, or (ii) any matter that was either the subject of a disagreement (as described in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

The reports of Marcum regarding the Company’s consolidated financial statements for the fiscal years ended December 31, 2024 and 2023, included in the Company’s Annual Report on Form 10-K for the year ended December 31, 2024, did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that the report for the fiscal year ended December 31, 2023 included an explanatory paragraph relating to substantial doubt about the Company’s ability to continue as a going concern.

During the fiscal years ended December 31, 2024 and 2023, and through April 11, 2025, the date of Marcum’s termination, there were (a) no disagreements (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) between the Company and Marcum on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Marcum, would have caused Marcum to make reference to such disagreement in its reports and (b) no “reportable events” (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions).

The Company provided Marcum with a copy of this disclosure and on April 17, 2025, Marcum furnished the Company with a letter addressed to the SEC, pursuant to Item 304(a)(3) of Regulation S-K, stating that it agreed with these disclosures. Such letter is filed with the SEC on our current report on Form 8-K dated April 11, 2025.

Required Vote

Approval of the selection of CBIZ to serve as our independent registered public accountants requires the affirmative vote of a majority of the shares of common stock represented at the Annual Meeting, provided that a quorum is present. Unless otherwise directed by the shareholders, proxies will be voted “FOR” approval of the selection of CBIZ as our independent registered public accounting firm for the year ending December 31, 2025. Abstentions will have the same effect as votes “against” this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF APPOINTMENT OF ACCOUNTING FIRM

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Report of the Audit Committee on the Audit of Our Consolidated Financial Statements

The following is the report of the Audit Committee with respect to Oncocyte’s audited consolidated financial statements for the year ended December 31, 2024.

The information contained in this report shall not be deemed “soliciting material” or otherwise considered “filed” with the SEC, and such information shall not be incorporated by reference into any future filing under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, except to the extent that Oncocyte specifically incorporates such information by reference in such filing.

The members of the Audit Committee held discussions with our management and representatives of Marcum, our independent registered public accountants, concerning the audit of our consolidated financial statements for the year ended December 31, 2024. The independent public accountants are responsible for performing an independent audit of our consolidated financial statements and issuing an opinion on the conformity of those audited consolidated financial statements with generally accepted accounting principles in the United States. The Audit Committee does not itself prepare financial statements or perform audits, and its members are not auditors or certifiers of Oncocyte’s financial statements.

The Audit Committee members reviewed and discussed with management and representatives of the auditors the audited consolidated financial statements contained in our Annual Report on Form 10-K for the year ended December 31, 2024. Our auditors also discussed with the Audit Committee the adequacy of Oncocyte’s internal control over financial reporting.

The Audit Committee members discussed with the independent auditors the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC. The Audit Committee received the written disclosures and the letter mandated by applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant’s communications with the Audit Committee concerning independence, and discussed with the independent accountant the independent accountant’s independence. Based on the reviews and discussions referred to above, the Audit Committee unanimously approved the inclusion of the audited consolidated financial statements in our Annual Report on Form 10-K for the year ended December 31, 2024, filed with the Securities and Exchange Commission.

The Audit Committee also met on a quarterly basis with the auditors during 2024 to review and discuss our consolidated financial statements for the quarter and the adequacy of internal control over financial reporting.

AUDIT COMMITEE

Andrew J. Last (Chair)

Anderw Arno

Louis E. Silverman

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PROPOSAL NO. 3: SAY ON PAY PROPOSAL

In accordance with Section 14A(a)(1) of the Securities Exchange Act of 1934 and the Dodd-Frank Wall Street Reform and Consumer Protection Act, enacted on July 21, 2010, we are asking our shareholders to approve, on a non-binding or advisory basis, shareholder approval of the compensation of our named executive officers as described in this Proxy Statement. This proposal, commonly known as a “say-on-pay” proposal, gives our shareholders the opportunity to express their views on the compensation of our named executive officers. The vote on this matter is not intended to address any specific item of compensation, but rather the overall compensation of our NEOs and the policies and practices described in this Proxy Statement. We expect that we will conduct our next say-on-pay vote at our 2026 annual meeting of shareholders.

Our executive compensation program is designed with the intention of effecting the following goals:

●	Attract, motivate and retain highly-qualified executive officers in a competitive market;

●	Provide compensation to our executives that are competitive and reward the achievement of challenging business objectives; and

●	Align our executive officers’ interests with those of our shareholders by providing a significant portion of total compensation in the form of equity awards.

Our Board believes that our current executive compensation program must be regularly reviewed and revised as necessary to ensure alignment of our executive officers’ interests with those of our shareholders. Shareholders are urged to read the “Executive Compensation” section of this Proxy Statement, which further discusses how our executive compensation policies and procedures implement our compensation philosophy and contains tabular information and narrative discussion about the compensation of our named executive officers.

The Compensation Committee and the Board believe that these policies and procedures are effective in implementing our compensation philosophy and in achieving our goals. Accordingly, we are asking our shareholders to indicate their support for the compensation of our named executive officers as described in this Proxy Statement and vote to approve the following resolution:

RESOLVED, that the shareholders hereby approve, on an advisory basis, the compensation paid to the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to the compensation disclosure rules of the Securities and Exchange Commission, including the compensation tables and the narrative discussion related thereto.

Required Vote

The affirmative vote of a majority of the shares represented at the Annual Meeting, provided that a quorum is present, is required to approve, on an advisory basis, the say on pay proposal. As an advisory vote, this proposal is not binding upon us. However, the Compensation Committee of our Board, which is responsible for designing and administering our executive compensation program, values the opinions expressed by our shareholders and will consider the outcome of the vote when making future compensation decisions. Abstentions will have the same effect as votes “against” this proposal. Broker non-votes will not affect the outcome of the vote on this proposal.

OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE SAY ON PAY PROPOSAL

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PROPOSAL 4: APPROVAL OF EQUITY INCENTIVE PLAN AMENDMENT

Background

The Board is seeking the approval of our shareholders of an amendment to the Equity Incentive Plan, which was adopted by our Board on May 14, 2025, subject to shareholder approval (the “Plan Amendment”). The Equity Incentive Plan was amended and restated and approved by our Board and by our shareholders on October 11, 2024. Under the Equity Incentive Plan, as amended, we reserved 2,300,000 shares of our common stock for issuance as awards under the Equity Incentive Plan. As of May 12, 2025, there were 356,304 shares remaining for future issuance as awards under the Equity Incentive Plan. As further described below, the Plan Amendment would further increase the number of shares of common stock available for issuance pursuant to awards under the Equity Incentive Plan by an additional 1,500,000 shares, to a total of 3,800,000 shares of our common stock.

We believe that operation of the Equity Incentive Plan is a necessary and powerful tool in enabling us to attract and retain the best available personnel for positions of substantial responsibility; to provide additional incentive to key employees, key consultants, and non-employee directors; and to promote the success of our business. The Equity Incentive Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of such employees, consultants, and directors to a changing business environment, after giving due consideration to competitive conditions and the impact of federal tax laws. In addition, the Company intends to grant a higher percentage of RSUs that are subject to performance-based vesting criteria, or PSUs, than in prior years in order to facilitate alignment between our executive officers and our long-term performance. We have strived to use our Equity Incentive Plan resources effectively and to maintain an appropriate balance between shareholder interests and the ability to recruit and retain valuable employees. However, we believe there is an insufficient number of shares remaining under our Equity Incentive Plan to meet our current and projected needs. Accordingly, it is the judgment of our Board that the Plan Amendment is in the best interest of the Company and its shareholders. We believe that the Plan Amendment, which increases the number of shares of common stock available for issuance pursuant to awards under the Equity Incentive Plan, reflects best practices in our industry and is appropriate to permit the grant of equity awards at expected levels for the future.

A copy of the Plan Amendment and the Equity Incentive Plan are included as Appendix A, and Appendix B, respectively, to this Proxy Statement. Described below is a summary of certain key provisions of the Equity Incentive Plan, which is qualified in its entirety by reference to the full text of the Equity Incentive Plan, as amended.

The Board recommends that the shareholders vote “FOR” the approval of the Plan Amendment.

Summary of the Proposed Plan Amendment

Our Board adopted the Plan Amendment on May 14, 2025, subject to shareholder approval, to increase the number of shares of our common stock available for issuance pursuant to awards under the Equity Incentive Plan by an additional 1,500,000 shares, to a total of 3,800,000 shares of our common stock.

Description of the Equity Incentive Plan

Purpose

The purpose of the Equity Incentive Plan is to enable us to attract and retain the services of key employees, key consultants, and non-employee directors of the Company or any of our subsidiaries who will contribute to our long-range success. The Equity Incentive Plan provides for the granting of incentive stock options, nonqualified stock options, stock appreciation rights, restricted stock, and restricted stock units, which may be granted singly, in combination, or in tandem, and which may be paid in cash or shares of our common stock. The Equity Incentive Plan is expected to provide flexibility to our compensation methods in order to adapt the compensation of our key employees, key consultants, and non-employee directors to a changing business environment, after giving due consideration to competitive conditions and the impact of applicable tax laws.

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Share Authorization

Subject to certain adjustments, the number of shares of our common stock that are reserved for issuance pursuant to awards under the Plan is currently 2,300,000 shares. If the Plan Amendment is approved, the total number of shares that may be issued pursuant to awards will be increased by 1,500,000 shares for a total of 3,800,000 shares, 100% of which may be delivered as incentive stock options. Shares subject to an award that is canceled, forfeited or expires prior to exercise or realization, either in full or in part, shall again be made available for issuance or delivery under the Equity Incentive Plan.

Administration

Subject to the terms of the Equity Incentive Plan, the Equity Incentive Plan shall be administered by the Board or such committee of the Board as is designated by the Board to administer the Equity Incentive Plan (the “Committee”). Membership on the Committee shall be limited to “non-employee directors” in accordance with Rule 16b-3 under the Securities Exchange Act of 1934, as amended. The Committee may delegate certain duties to one or more officers of the Company as provided in the Equity Incentive Plan. The Committee will determine the persons to whom awards are to be made, determine the type, size and terms of awards, construe and interpret the Equity Incentive Plan, and exercise it discretion to make any other determinations that it believes necessary for the administration of the Equity Incentive Plan.

Eligibility

Employees (including any employee who is also a director or an officer), consultants, and non-employee directors of the Company or any of our subsidiaries, who are recommended for participation by the Chief Executive Officer and approved by the Compensation Committee, and whose judgment, initiative, and efforts contributed to or may be expected to contribute to our successful performance, are eligible to participate in the Equity Incentive Plan. As of the record date, we had 50 employees, 16 consultants, and three non-employee directors who would be eligible for awards under the Equity Incentive Plan.

Stock Options

Stock options granted under the Equity Incentive Plan may be either incentive stock options (“ISOs”) qualifying under Section 422(b) of the Internal Revenue Code of 1986, as amended (the “Code”) or nonqualified stock options. ISOs may be granted only to our employees and employees of our subsidiaries (excluding subsidiaries that are not corporations). Stock options may not be granted with an option price less than 100% of the fair market value of a share of common stock on the date the stock option is granted. If an ISO is granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or of any parent or subsidiary), the option price shall be at least 110% of the fair market value of a share of common stock on the date of grant. The Committee will determine the terms of each stock option at the time of grant. The maximum term of each option, the times at which each stock option will be exercisable, and provisions requiring forfeiture of unexercised options at or following termination of employment or service generally are fixed by the Committee, except that the Committee may not grant stock options with a term exceeding 10 years or, in the case of an ISO granted to an employee who owns or is deemed to own more than 10% of the combined voting power of all classes of our stock (or of any parent or subsidiary), a term exceeding five years. The aggregate fair market value of the Common Stock with respect to which ISOs granted under the Equity Incentive Plan that become exercisable for the first time by a participant during any calendar year shall not exceed $100,000 or such other limit as may be in effect from time to time under Section 422 of the Code. To the extent that any ISOs exceed this limit, it shall constitute a nonqualified stock option.

Recipients of stock options may pay the option price (i) in cash or by certified or bank check; or (ii) to the extent approved by the Committee, by (A) delivery to the Company of other common stock with a fair market value on the date of delivery equal to the option price due for the number of shares being acquired, (B) a “cashless” exercise program established with a broker pursuant to which the broker exercises or arranges for the coordination of the exercise of the stock option with the sale of some or all of the underlying common stock, (C) any combination of the foregoing methods, or (D) in any other form of consideration that is legal consideration for the issuance of common stock and that may be acceptable to the Committee. Unless otherwise specifically provided in the award agreement, the exercise price of common stock acquired pursuant to a stock option that is paid by delivery to the Company of other common stock acquired, directly or indirectly from the Company, shall be paid only by shares of the common stock of the Company that have been held for more than six months (or such longer or shorter period of time required).

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Restricted Stock and Restricted Stock Units

In lieu of granting stock options, we may enter into purchase agreements with employees under which they may purchase or otherwise acquire restricted stock units (“RSUs”) subject to such vesting, transfer, and repurchase terms, and other restrictions. The price at which restricted stock may be issued or sold will be not less than 100% of fair market value. Employees or consultants, but not executive officers or directors, who purchase restricted stock may be permitted to pay for their shares by delivering a promissory note or an installment payment agreement that may be secured by a pledge of their restricted stock. Restricted stock may also be issued for services actually performed by the recipient prior to the issuance of the restricted stock. Unvested restricted stock for which we have not received payment may be forfeited, or we may have the right to repurchase unvested shares upon the occurrence of specified events, such as termination of employment.

Subject to the restrictions set with respect to the particular award, a recipient of restricted stock generally shall have the rights and privileges of a shareholder upon vesting, including the right to vote the restricted stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the restricted stock shall be withheld for the recipient’s account, and interest may be credited on the amount of the cash dividends withheld. The cash dividends or stock dividends so withheld and attributable to any particular share of restricted stock (and earnings thereon, if applicable) shall be distributed to the recipient in cash or, at the discretion of the Committee, in shares of our common stock having a fair market value equal to the amount of such dividends, if applicable, upon the release of restrictions on the restricted stock and, if the restricted stock is forfeited, the recipient shall have no right to the dividends.

The terms and conditions of a grant of RSUs shall be determined by the Committee. No shares of our common stock shall be issued at the time an RSU is granted. A recipient of RSUs shall have no voting rights with respect to the RSUs. Upon the expiration of the restrictions applicable to an RSU, we will either issue to the recipient, without charge, one share of our common stock per RSU or cash in an amount equal to the fair market value of one share of our common stock.

At the discretion of the Committee, each RSU (representing one share of our common stock) may be credited with cash and stock dividends paid in respect of one share (a “Dividend Equivalent”). Dividend Equivalents shall be withheld for the recipient’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld. Dividend Equivalents credited to a recipient’s account and attributable to any particular RSU (and earnings thereon, if applicable) shall be distributed in cash or in shares of our common stock having a fair market value equal to the amount of the Dividend Equivalents and earnings, if applicable, upon settlement of the RSU. If a RSU is forfeited, the recipient shall have no right to the related Dividend Equivalents.

Stock Appreciation Rights

A Stock Appreciation Right (“SAR”) is the right to receive, upon exercise, an amount payable in cash or shares, or a combination of shares and cash, equal to the number of shares subject to the SAR that is being exercised, multiplied by the excess of (a) the fair market value of a share of our common stock on the date the SAR is exercised, over (b) the exercise price specified in the award agreement related to the SAR. SARs may be granted either as free-standing SARs or in tandem with stock options. No SAR may be exercised later than 10 years after the date of grant.

The exercise price of an SAR shall not be less than 100% of the fair market value of one share of our common stock on the date of grant. An SAR granted in conjunction with a stock option shall have the same exercise price as the related option, shall be transferable only upon the same terms and conditions as the related option, and shall be exercisable only to the same extent as the related option; provided, however, that the SAR by its terms shall be exercisable only when the fair market value per share exceeds the exercise price per share of the SAR or related option. Upon any exercise of an SAR granted in tandem with an option, the number of shares for which the related option shall be exercisable shall be reduced by the number of shares for which the SAR has been exercised. The number of shares for which an SAR issued in tandem with a stock option shall be exercisable shall be reduced by the number of shares for which the related option has been exercised.

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Repricing Prohibition

The Equity Incentive Plan prohibits any modification of the purchase price or exercise price of an outstanding stock option or other award if the change would effect a “repricing” without shareholder approval. As defined in the Equity Incentive Plan, “repricing” means (i) a reduction in the exercise price of an outstanding stock option or SAR, and (ii) cancellation of an “underwater” or “out-of-the-money” award in exchange for other awards or cash. An “underwater” or “out-of-the-money” award means an award for which the exercise price is less than the fair market value of our common stock. The fair market value is generally determined by the closing price per share of our common stock on The Nasdaq Stock Market LLC or any other national securities exchange or inter-dealer quotation system on which our common stock is traded.

Adjustments Upon Changes in Stock

In the event of changes in the outstanding common stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the grant date of any award, awards granted under the Equity Incentive Plan and any award agreements will be equitably adjusted or substituted, as to the number, price or kind of a share of common stock or other consideration subject to such awards to the extent necessary to preserve the economic intent of such award. In the case of adjustments made pursuant to the Equity Incentive Plan, unless the Committee specifically determines that such adjustment is in the best interests of the Company, the Committee shall, in the case of ISOs, ensure that any adjustments under the Equity Incentive Plan vwill not constitute a modification, extension or renewal of the ISOs within the meaning of Section 424(h)(3) of the Code and in the case of nonqualified stock options, ensure that any adjustments under the Equity Incentive Plan will not constitute a modification of such nonqualified stock option within the meaning of Section 409A of the Code. Any adjustments made under the Equity Incentive Plan shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Securities Exchange Act of 1934, as amended.

Term of the Equity Incentive Plan

The Equity Incentive Plan will terminate automatically on July 2, 2028, which is ten years from the date the Equity Incentive Plan was originally approved by our Board. No award shall be granted pursuant to the Equity Incentive Plan after such date, but awards theretofore granted may extend beyond that date in accordance with their terms.

Amendment or Discontinuance of the Equity Incentive Plan

Our Board may, at any time and from time to time, without the consent of participants, amend or terminate the Equity Incentive Plan; provided, however, that (i) no amendment that requires shareholder approval in order for the Equity Incentive Plan and any awards under the Equity Incentive Plan to continue to comply with Sections 421 and 422 of the Code (including any successors to such sections or other applicable law) or any applicable requirements of any securities exchange or inter-dealer quotation system on which our stock is listed or traded, shall be effective unless such amendment is approved by the requisite vote of our shareholders entitled to vote on the amendment; and (ii) unless required by law, no action by our Board regarding amendment or discontinuance of the Equity Incentive Plan may adversely affect any rights of any participants or obligations of the Company to any participants with respect to any outstanding awards under the Equity Incentive Plan without the consent of the affected participant.

Vesting, Forfeiture, Clawback, and Sub-plans.

Awards may vest and thereby become exercisable or have restrictions on forfeiture lapse on the date of grant or in periodic installments or upon the attainment of performance goals, or upon the occurrence of specified events. Vesting of an award after the date of grant may be accelerated only in the limited circumstances specified in the Equity Incentive Plan. In the case of the acceleration of vesting of any performance-based award, acceleration of vesting shall be limited to actual performance achieved, pro rata achievement of the performance goal(s) on the basis for the elapsed portion of the performance period, or a combination of actual and pro rata achievement of performance goals.

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All awards will be subject to our Clawback Policy or the applicable award agreement, as such policy may be approved or modified by our Board from time to time. The Committee may from time to time establish sub-plans under the Equity Incentive Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant awards.

Federal Income Tax Consequence of Participation in the Equity Incentive Plan

The following is a brief summary of certain U.S. federal income tax consequences relating to the transactions described under the Equity Incentive Plan as set forth below. This summary does not purport to address all aspects of U.S. federal income taxation and does not describe any potential state, local, or foreign tax consequences. This discussion is based upon provisions of the Code and the Treasury Regulations issued thereunder, and judicial and administrative interpretations under the Code and Treasury Regulations, all as in effect as of the date hereof, and all of which are subject to change (possibly on a retroactive basis) or different interpretation.

Law Affecting Deferred Compensation. In 2004, Section 409A was added to the Code to regulate all types of deferred compensation. If the requirements of Section 409A of the Code are not satisfied, deferred compensation and earnings thereon will be subject to tax as it vests, plus an interest charge at the then current underpayment rate plus 1% and a 20% penalty tax. Certain stock options, SARs, restricted stock units, and certain types of restricted stock are subject to Section 409A of the Code.

Incentive Stock Options. A participant will not recognize income at the time an ISO is granted. When a participant exercises an ISO, a participant also generally will not be required to recognize income (either as ordinary income or capital gain). However, to the extent that the fair market value (determined as of the date of grant) of the shares with respect to which the participant’s ISOs are exercisable for the first time during any year exceeds $100,000, the ISOs for the shares over $100,000 will be treated as nonqualified stock options, and not ISOs, for federal tax purposes, and the participant will recognize income as if the ISOs were nonqualified stock options (as described in more detail below). In addition to the foregoing, if the fair market value of the shares received upon exercise of an ISO exceeds the option price, then the excess may be deemed a tax preference adjustment for purposes of the federal alternative minimum tax calculation. The federal alternative minimum tax may produce significant tax repercussions depending upon the participant’s particular tax status.

The tax treatment of any shares acquired upon exercise of an ISO will depend upon whether the participant disposes of his or her shares prior to the later of: (i) two years after the date the ISO was granted or (ii) one year after the shares were transferred to the participant (referred to as, the “Holding Period”). If a participant disposes of shares acquired upon exercise of an ISO after the expiration of the Holding Period, any amount received in excess of the participant’s tax basis for such shares will be treated as a short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares. If the participant disposes of shares acquired upon exercise of an ISO prior to the expiration of the Holding Period, the disposition will be considered a “disqualifying disposition.” If the amount received for the shares is greater than the fair market value of the shares on the exercise date, then the difference between the ISO’s option price and the fair market value of the shares at the time of exercise will be treated as ordinary income for the tax year in which the disqualifying disposition occurs. The participant’s basis in the shares will be increased by an amount equal to the amount treated as ordinary income due to such disqualifying disposition. In addition, the amount received in such disqualifying disposition over the participant’s increased basis in the shares will be treated as capital gain. However, if the price received for shares acquired upon exercise of an ISO is less than the fair market value of the shares on the exercise date and the disposition is a transaction in which the participant sustains a loss which otherwise would be recognizable under the Code, then the amount of ordinary income that the participant will recognize is the excess, if any, of the amount realized on the disqualifying disposition over the basis of the shares.

Nonqualified Stock Options. A participant generally will not recognize income at the time a nonqualified stock option is granted. When a participant exercises a nonqualified stock option, the difference between the option price and any higher market value of the shares of common stock on the date of exercise will be treated as compensation taxable as ordinary income to the participant. The participant’s tax basis for the shares acquired under a nonqualified stock option will be equal to the option price paid for such shares, plus any amounts included in the participant’s income as compensation. When a participant disposes of shares acquired upon exercise of a nonqualified stock option, any amount received in excess of the participant’s tax basis for such shares will be treated as short-term or long-term capital gain, depending upon how long the participant has held the shares. If the amount received is less than the participant’s tax basis for such shares, the loss will be treated as a short-term or long-term capital loss, depending upon how long the participant has held the shares.

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Special Rule if Option Price is Paid for in Shares. If a participant pays the option price of a nonqualified stock option with previously-owned shares of our common stock and the transaction is not a disqualifying disposition of shares previously acquired under an ISO, the shares received equal to the number of shares surrendered are treated as having been received in a tax-free exchange. The participant’s tax basis and holding period for these shares received will be equal to the participant’s tax basis and holding period for the shares surrendered. The shares received in excess of the number of shares surrendered will be treated as compensation taxable as ordinary income to the participant to the extent of their fair market value. The participant’s tax basis in these shares will be equal to their fair market value on the date of exercise, and the participant’s holding period for such shares will begin on the date of exercise.

If the use of previously acquired shares to pay the option price of a nonqualified stock option constitutes a disqualifying disposition of shares previously acquired under an ISO, the participant will have ordinary income as a result of the disqualifying disposition in an amount equal to the excess of the fair market value of the shares surrendered, determined at the time such shares were originally acquired on exercise of the ISO, over the aggregate option price paid for such shares. As discussed above, a disqualifying disposition of shares previously acquired under an ISO occurs when the participant disposes of such shares before the end of the Holding Period. The other tax results from paying the option price with previously-owned shares are as described above, except that the participant’s tax basis in the shares that are treated as having been received in a tax-free exchange will be increased by the amount of ordinary income recognized by the participant as a result of the disqualifying disposition.

Restricted Stock. A participant who receives restricted stock generally will recognize as ordinary income the excess, if any, of the fair market value of the shares granted as restricted stock at such time as the shares are no longer subject to forfeiture or restrictions, over the amount paid, if any, by the participant for such shares. However, a participant who receives restricted stock may make an election under Section 83(b) of the Code within 30 days of the date of transfer of the restricted shares to recognize ordinary income on the date of transfer of the restricted shares equal to the excess of the fair market value of such shares (determined without regard to the restrictions on such shares) over the purchase price, if any, paid for such shares. If a participant does not make an election under Section 83(b) of the Code, then the participant will recognize as ordinary income any dividends received with respect to such shares. At the time of the sale of such shares, any gain or loss realized by the participant will be treated as either short-term or long-term capital gain (or loss) depending upon how long the participant has held the shares. For purposes of determining any gain or loss realized, the participant’s tax basis will be the amount previously taxable as ordinary income, plus the purchase price paid by the participant, if any, for such shares.

Stock Appreciation Rights. Generally, a participant who receives a stand-alone SAR will not recognize taxable income at the time the stand-alone SAR is granted, provided that the SAR is exempt from or complies with Section 409A of the Code. If an employee receives the appreciation inherent in the SARs in cash, the cash will be taxed as ordinary income to the recipient at the time it is received. If a recipient receives the appreciation inherent in the SARs in stock, the spread between the then current market value and the grant price, if any, will be taxed as ordinary income to the employee at the time it is received.

Restricted Stock Units. In the case of an award of RSUs, the recipient will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery, provided that the award is exempt from or complies with Section 409A of the Code.

Federal Tax Withholding. Any ordinary income realized by a participant upon the granting, vesting, exercise or conversion of an award under the Equity Incentive Plan, as applicable, is subject to withholding of U.S. federal, state, and local income tax and to withholding of the participant’s share of tax under the Federal Insurance Contribution Act and the Federal Unemployment Tax Act. To satisfy our federal income tax withholding requirements, we will have the right to require, as a condition to delivery of any certificate for shares of common stock or the registration of the shares in the participant’s name, that the participant remit to us an amount sufficient to satisfy the withholding requirements. Alternatively, we may withhold a portion of the shares (valued at fair market value) that otherwise would be issued to the participant to satisfy all or part of the withholding tax obligations or may accept delivery of shares with an aggregate fair market value that equals or exceeds the required tax withholding payment. Withholding does not represent an increase in the participant’s total income tax obligation, since it is fully credited toward his or her tax liability for the year. Additionally, withholding does not affect the participant’s tax basis in the shares. Compensation income realized and tax withheld will be reflected on Forms W-2 supplied by the Company to employees no later than January 31 of the succeeding year. Deferred compensation that is subject to Section 409A of the Code will be subject to certain federal income tax withholding and reporting requirements.

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Tax Consequences to Us. To the extent that a participant recognizes ordinary income in the circumstances described above, we will be entitled to a corresponding deduction provided that, among other things, the income meets the test of reasonableness, is an ordinary and necessary business expense, is not an “excess parachute payment” within the meaning of Section 280G of the Code, and is not disallowed by the $1,000,000 limitation on certain executive compensation under Section 162(m) of the Code.

Million Dollar Deduction Limit and Other Tax Matters. We may not deduct compensation of more than $1,000,000 that is paid to “covered employees” (as defined in Section 162(m) of the Code), which include (i) an individual (or, in certain circumstances, his or her beneficiaries) who, at any time during the taxable year, is either our principal executive officer or principal financial officer; (ii) an individual who is among our three highest compensated officers for the taxable year (other than an individual who was either our principal executive officer or principal financial officer at any time during that taxable year); or (iii) anyone who was a covered employee for purposes of Section 162(m) of the Code for any tax year beginning on or after January 1, 2017. This limitation on deductions (x) only applies to compensation paid by a publicly-traded corporation (and not compensation paid by non-corporate entities) and (z) may not apply to certain types of compensation, such as qualified performance-based compensation that is payable pursuant to a written, binding contract that was in effect as of November 2, 2017, so long as the contract is not materially modified after that date.

If an individual’s rights under the Equity Incentive Plan are accelerated as a result of a change in control and the individual is a “disqualified individual” under Section 280G of the Code, the value of any such accelerated rights received by such individual may be included in determining whether or not such individual has received an “excess parachute payment” under Section 280G of the Code, which could result in (i) the imposition of a 20% federal excise tax (in addition to federal income and employment taxes) payable by the individual on the value of such accelerated rights, and (ii) the loss by us of a compensation deduction.

ERISA

The Equity Incentive Plan is not subject to the provisions of the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Code Section 401(a).

Interest of Directors and Executive Officers

All members of our Board and all of our executive officers are eligible for awards under the Equity Incentive Plan and, thus, have a personal interest in the approval of the Plan Amendment.

New Equity Incentive Plan Benefits

With respect to the increased number of shares reserved under the Equity Incentive Plan pursuant to the Plan Amendment, we cannot currently determine the benefits or number of shares subject to awards that may be granted in the future to eligible participants under the Equity Incentive Plan because the grant of awards and terms of such awards are to be determined in the sole discretion of the Committee.

The market value of our common stock is $2.81 per share based on the closing price of our common stock on May 12, 2025.

Required Vote

The affirmative vote of a majority of the shares of common stock represented at the special meeting, assuming a quorum is present, is required to approve the Plan Amendment. Unless otherwise directed by the shareholders, proxies will be voted FOR approval of this Proposal. Abstentions will have the same effect as votes “against” this proposal. Broker non-votes will not affect the outcome of the vote on this proposal.

The Board Recommends a Vote “FOR” the Approval of the Plan Amendment.

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DELINQUENT SECTION 16(a) REPORTS

Section 16(a) of the Exchange Act requires our officers, directors and persons who own more than ten percent of a registered class of our securities, to file with the SEC reports of initial ownership (Form 3) and reports of changes in ownership (Form 4 and Form 5) of our securities. Officers, directors, and greater than ten percent shareholders are required by SEC rules to furnish us with copies of all Section 16(a) forms they file.

Based solely on our review of the Section 16(a) reports that have been filed by or on behalf of our officers, directors, and persons who own more than ten percent of a registered class of our securities, as well as written representations from our officers and directors, we believe all such persons complied on a timely basis with the filing requirements of Section 16(a) during the year ended December 31, 2024.

PROPOSALS OF SHAREHOLDERS

Pursuant to Rule 14a-8 under the Exchange Act (“Rule 14a-8”), a shareholder proposal submitted for inclusion in our proxy statement for the 2026 annual meeting must be received by us at or before the close of business (5:00 p.m. local time) on January 14, 2026. Such proposal must be submitted to our principal executive offices at 15 Cushing, Irvine, California 92618, Attn: General Counsel and Corporate Secretary or the address of our principal executive offices as subsequently publicly announced. However, pursuant to Rule 14a-8, if the 2026 annual meeting is held on a date that is more than 30 days from the anniversary of the Annual Meeting, any stockholder proposal must be received a reasonable time before we begin to print and send our proxy materials.

In addition, shareholders who intend to present a proposal for action directly at our 2026 annual meeting of shareholders (rather than by inclusion in next year’s proxy statement) must follow the submission criteria and deadlines set forth in our Bylaws. Pursuant to our Bylaws, the proposal or nomination must be received by our Secretary at the principal executive offices of the Corporation no earlier than the close of business on February 27, 2026 and no later than the close of business on March 29, 2026. If the current year’s annual meeting is called for a date that is more than 30 days before or more than 60 days after the anniversary of the immediately preceding annual meeting of shareholders, notice must be received not later than the close of business on the 10th calendar day following the day on which public announcement of the date of the 2026 annual meeting of shareholders is first made by the Company. Any such proposal must comply with the requirements set forth in our Bylaws.

To comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees, other than our nominees, for our 2026 annual meeting of shareholders, must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act in accordance with and within the time period prescribed in the advance notice provisions of our Bylaws.

ANNUAL REPORT

Our Annual Report on Form 10-K, as amended, filed with the SEC for the fiscal year ended December 31, 2024, without exhibits, may be obtained by a shareholder without charge, upon written request to the Secretary of Oncocyte.

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HOW TO ATTEND THE ANNUAL MEETING

IMPORTANT NOTICE:

As explained below, we have made arrangements for our shareholders to attend the Annual Meeting online in lieu of attending in person.

Whether you plan to attend the Annual Meeting online, we encourage you to sign and return the proxy card and indicate how you wish your shares to be voted at the Annual Meeting. If you do attend the Annual Meeting you will be able to revoke your proxy and vote at the Annual Meeting by following the instructions in this Proxy Statement. If you are unable to attend the Annual Meeting and you do not revoke your proxy, your shares will be voted as indicated on your proxy card.

Participating in the Annual Meeting Online

This year we have made arrangements for our shareholders to attend and vote at the Annual Meeting online through electronic video screen communication. Shareholders who wish to attend the Annual Meeting online will need to gain admission in the manner described below. Shareholders who follow the procedures for attending the Annual Meeting online will be able to vote at the Annual Meeting and ask questions. If you do not comply with the procedures described here for attending the Annual Meeting online, you will not be able to participate and vote at the Annual Meeting online but may view the Annual Meeting webcast by https://web.lumiconnect.com/259974801 and following the instructions to log in as a guest using the password oncocyte2025. Although the Annual Meeting will not be held in person, shareholders will, to the extent possible, be afforded the same rights and opportunities to participate at the virtual meeting similarly to how they would participate at an in-person meeting.

If you are a “shareholder of record” (meaning that you have a stock certificate registered in your own name), to attend and participate in the Annual Meeting online you will need to visit https://web.lumiconnect.com/259974801 and use the control number on your proxy card to log on. The password for the Annual Meeting is oncocyte2025.

If you are a “street name” shareholder (meaning that your shares are held in an account at a broker-dealer firm) and you wish to participate and vote online at the Annual Meeting, you must first obtain a valid legal proxy from your broker, bank or other agent and then register in advance to attend the Annual Meeting. After obtaining a valid legal proxy from your broker, bank or other agent, you must register to attend the Annual Meeting by submitting proof of your legal proxy reflecting the number of your shares along with your name and email address to Equiniti Trust Company LLC to receive a control number that may be used to access the Annual Meeting online. Requests for registration should be directed to proxy@astfinancial.com or to facsimile number 718-765-8730. Written requests can be mailed to:

Equiniti Trust Company, LLC
Attn: Proxy Tabulation Department
55 Challenger Road 2nd floor
Ridgefield Park, New Jersey 07660

Requests for registration must be labeled as “Legal Proxy” and be received no later than 5:00 p.m., Eastern Time, on June 20, 2025, five business day before the Annual Meeting.

You will receive confirmation of your registration by email after we receive your registration materials. You may attend the Annual Meeting and vote your shares at https://web.lumiconnect.com/259974801 during the Annual Meeting. Follow the instructions provided to vote. We encourage you to access the Annual Meeting prior to the start time leaving ample time for the check in.

By Order of the Board of Directors,

Peter Hong

Secretary

May 14, 2025

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ANNEX A: EQUITY INCENTIVE PLAN AMENDMENT

FIRST AMENDMENT

TO THE

ONCOCYTE CORPORATION

AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN

This FIRST AMENDMENT TO THE ONCOCYTE CORPORATION AMENDED AND RESTATED 2018 EQUITY INCENTIVE PLAN (this “Amendment”), effective as of [__,] 2025, is made and entered into by Oncocyte Corporation, a California corporation (the “Company”). Terms used in this Amendment with initial capital letters that are not otherwise defined herein shall have the meanings ascribed to such terms in the Oncocyte Corporation Amended and Restated 2018 Equity Incentive Plan (the “Plan”).

RECITALS

WHEREAS, Section 13.1 of the Plan provides that the Board of Directors of the Company (the “Board”) may amend the Plan at any time and from time to time;

WHEREAS, the Board desires to amend the Plan to increase the aggregate number of shares of Common Stock that may be issued under the Plan as set forth in Section 4.1 of the Plan by an additional 1,500,000 shares of Common Stock; and

WHEREAS, the Board intends to submit this Amendment to the Company’s shareholders for their approval.

NOW, THEREFORE, in accordance with Section 13.1 of the Plan, the Company hereby amends the Plan as follows:

1. Section 4.1 of the Plan is hereby amended by deleting said section in its entirety and substituting in lieu thereof the following new Section 4.1:

4.1 Subject to adjustment in accordance with Section 11, a total of 3,800,000 shares of Common Stock shall be available for the grant of Awards under the Plan, of which 100% may be delivered pursuant to Incentive Stock Options. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

2. This Amendment shall be effective on the date first set forth above. In the event shareholder approval of this Amendment is not obtained within twelve (12) months of the date the Board approved this Amendment, the additional shares added to the Plan pursuant to this Amendment shall not be available for grant as Incentive Stock Options.

3. Except as expressly amended by this Amendment, the Plan shall continue in full force and effect in accordance with the provisions thereof.

[SIGNATURE PAGE FOLLOWS]

A-1

IN WITNESS WHEREOF, the Company has caused this Amendment to be duly executed as of the date first written above.

ONCOCYTE CORPORATION

By:
Name:
Title:

A-2

ANNEX B: EQUITY INCENTIVE PLAN

AMENDED AND RESTATED

2018 EQUITY INCENTIVE PLAN

ONCOCYTE CORPORATION

1. Purpose; Eligibility.

1.1. General Purpose. The name of this plan is the Oncocyte Corporation Amended and Restated 2018 Equity Incentive Plan (the “Plan”). The purposes of the Plan are to (a) enable the Company to attract and retain the types of Employees, Consultants and Directors who will contribute to the Company’s long-range success; (b) provide incentives that align the interests of Employees, Consultants and Directors with those of the shareholders of the Company; and (c) promote the success of the Company’s business.

1.2. Eligible Award Recipients. The persons eligible to receive Awards are the Employees, Consultants and Directors of the Company.

1.3. Available Awards. Awards that may be granted under the Plan include: (a) Incentive Stock Options, (b) Non-qualified Stock Options, (c) Stock Appreciation Rights, and (d) Stock Awards.

2. Definitions.

“Applicable Laws” means the requirements related to or implicated by the administration of the Plan under applicable state corporate law, United States federal and state securities laws, the Code, any stock exchange or quotation system on which the shares of Common Stock are listed or quoted, and the applicable laws of any foreign country or jurisdiction where Awards are granted under the Plan.

“Award” means any right granted under the Plan, including an Incentive Stock Option, a Non-qualified Stock Option, a Stock Appreciation Right, or a Stock Award.

“Award Agreement” means a written agreement, contract, certificate or other instrument or document evidencing the terms and conditions of an individual Award granted under the Plan which may, in the discretion of the Company, be transmitted electronically to any Participant. Each Award Agreement shall be subject to the terms and conditions of the Plan.

“Board” means the Board of Directors of Oncocyte, as constituted at any time.

“Cause” means:

With respect to any Employee or Consultant: (a) If the Employee or Consultant is a party to an employment or service agreement with the Company or any Subsidiary and such agreement provides for a definition of Cause, the definition contained therein; or (b) If no such agreement exists, or if such agreement does not define Cause: (i) the commission of, or plea of guilty or no contest to, a felony or a crime involving moral turpitude or the commission of any other act involving willful malfeasance or material fiduciary breach with respect to the Company or any Subsidiary; (ii) conduct that results in or is reasonably likely to result in harm to the reputation or business of the Company or any Subsidiary; (iii) willful conversion or misappropriation of corporate funds; (iv) gross negligence or willful misconduct with respect to the Company or any Subsidiary; or (v) material violation of any state or federal securities law.

With respect to any Director, a determination by a majority of the disinterested Board members that the Director has engaged in any of the following:(a) malfeasance in office; (b) gross misconduct or neglect; (c) false or fraudulent misrepresentation inducing the director’s appointment; (d) willful conversion or misappropriation of corporate funds; or (e) repeated failure to participate in Board meetings on a regular basis despite having received proper notice of the meetings in advance.

The Committee, in its absolute discretion, shall determine the effect of all matters and questions relating to whether a Participant has been discharged for Cause.

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“Change in Control” (a) the direct or indirect sale, transfer, conveyance or other disposition (other than by way of merger or consolidation), in one (1) or a series of related transactions, of all or substantially all of the properties or assets of the Company and its subsidiaries, taken as a whole, to any Person that is not a subsidiary of the Company; (b) the date which is 10 business days prior to the consummation of a complete liquidation or dissolution of the Company; (c) the acquisition by any Person of Beneficial Ownership of 50% or more (on a fully diluted basis) of either (i) the then outstanding shares of Common Stock of the Company, taking into account as outstanding for this purpose such Common Stock issuable upon the exercise of options or warrants, the conversion of convertible stock or debt, and the exercise of any similar right to acquire such Common Stock (the “Outstanding Company Common Stock”) or (ii) the combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that for purposes of this Plan, the following acquisitions shall not constitute a Change in Control: (A) any acquisition by the Company or any Subsidiary, (B) any acquisition by any employee benefit plan sponsored or maintained by the Company or any subsidiary, (C) any acquisition which complies with clauses, (i), (ii) and (iii) of subsection (d) of this definition or (D) in respect of an Award held by a particular Participant, any acquisition by the Participant or any group of persons including the Participant (or any entity controlled by the Participant or any group of persons including the Participant); or (d) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company that requires the approval of the Company’s shareholders, whether for such transaction or the issuance of securities in the transaction (a “Business Combination”), unless immediately following such Business Combination: (i) more than 50% of the total voting power of (A) the entity resulting from such Business Combination (the “Surviving Company”), or (B) if applicable, the ultimate parent entity that directly or indirectly has beneficial ownership of sufficient voting securities eligible to elect a majority of the members of the board of directors (or the analogous governing body) of the Surviving Company (the “Parent Company”), is represented by the Outstanding Company Voting Securities that were outstanding immediately prior to such Business Combination (or, if applicable, is represented by shares into which the Outstanding Company Voting Securities were converted pursuant to such Business Combination), and such voting power among the holders thereof is in substantially the same proportion as the voting power of the Outstanding Company Voting Securities among the holders thereof immediately prior to the Business Combination; (ii) no person (other than any employee benefit plan sponsored or maintained by the Surviving Company or the Parent Company) is or becomes the Beneficial Owner, directly or indirectly, of 50% or more of the total voting power of the outstanding voting securities eligible to elect members of the board of directors of the Parent Company (or the analogous governing body) (or, if there is no Parent Company, the Surviving Company); and (iii) at least a majority of the members of the board of directors (or the analogous governing body) of the Parent Company (or, if there is no Parent Company, the Surviving Company) following the consummation of the Business Combination were Board members at the time of the Board’s approval of the execution of the initial agreement providing for such Business Combination.

“Code” means the Internal Revenue Code of 1986, as it may be amended from time to time. Any reference to a section of the Code shall be deemed to include a reference to any regulations promulgated thereunder.

“Committee” means a committee of the Board appointed by the Board to administer the Plan in accordance with Section 3.3 and Section 3.4.

“Common Stock” means the common shares, no par value per share, of Oncocyte, or such other securities of the Oncocyte as may be designated by the Board or Committee from time to time in substitution thereof.

“Company” means Oncocyte and any or all of its Subsidiaries.

“Consultant” means any individual who is engaged by the Company to render consulting or advisory services.

“Continuous Service” means that the Participant’s service with the Company, whether as an Employee, Consultant or Director, is not interrupted or terminated. The Participant’s Continuous Service shall not be deemed to have terminated merely because of a change in the capacity in which the Participant renders service to the Company as an Employee, Consultant or Director or a change in the entity for which the Participant renders such service (such as a change of employment from one Subsidiary to another Subsidiary), provided that there is no interruption or termination of the Participant’s Continuous Service; provided further that if any Award is subject to Section 409A of the Code, this sentence shall only be given effect to the extent consistent with Section 409A of the Code. For example, a change in status from an Employee to a Director will not constitute an interruption of Continuous Service. The Board or Committee, in its sole discretion, may determine whether Continuous Service shall be considered interrupted in the case of any leave of absence approved by the Board or Committee, such as sick leave, military leave, or any other personal or family leave of absence.

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“Director” means a member of the Board.

“Disability” means that the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment; provided, however, for purposes of determining the term of an Incentive Stock Option pursuant to Section 6.10 hereof, the term Disability shall have the meaning ascribed to it under Section 22(e)(3) of the Code. The determination of whether an individual has a Disability shall be determined by the Board or Committee or under procedures adopted by the Board or Committee. Except for a determination of Disability within the meaning of Section 22(e)(3) of the Code for purposes of an Incentive Stock Option, the Board or Committee may rely on any determination that a Participant is disabled for purposes of benefits under any long-term disability plan maintained by the Company in which a Participant participates.

“Effective Date” shall mean the date that this Plan is adopted by the Board.

“Employee” means any person employed by the Company; provided, that, for purposes of determining eligibility to receive Incentive Stock Options, an Employee shall mean an employee of the Company or a parent corporation within the meaning of Code Section 424. Mere service as a Director or payment of a director’s fee by the Company shall not be sufficient to constitute “employment” by the Company.

“Exchange Act” means the Securities Exchange Act of 1934, as amended.

“Fair Market Value” means, as of any date, the value of the Common Stock as determined below. If the Common Stock is listed on any national stock exchange, inter-dealer quotation system, or over-the-counter market that reports closing prices, including without limitation, the New York Stock Exchange, NYSE MKT, or the OTC Bulletin Board, the Fair Market Value shall be the closing price of a share of Common Stock (or if no sales were reported the closing price on the date immediately preceding such date) as quoted on such exchange or system on the day of determination, as reported in the Wall Street Journal or such other source as the Board or Committee deems reliable. In the absence of an established market for the Common Stock, the Fair Market Value shall be determined in good faith by the Board or Committee, using such methods as the Board or Committee determines to be reasonable under the circumstances, and such determination shall be conclusive and binding on all persons.

“Free Standing Rights” has the meaning set forth in Section 7.1(a).

“Good Reason” means: (a) if an Employee or Consultant is a party to an employment or service agreement with the Company and such agreement provides for a definition of Good Reason, the definition contained therein; or (b) if no such agreement exists or if such agreement does not define Good Reason, the occurrence of one or more of the following without the Participant’s express written consent, which circumstances are not remedied by the Company within thirty (30) days of its receipt of a written notice from the Participant describing the applicable circumstances (which notice must be provided by the Participant within ninety (90) days of the Participant’s knowledge of the applicable circumstances): (i) any material increase in the Participant’s duties (other than by way of promotion attendant with additional responsibilities, authority or title and an increase in salary commensurate therewith), (ii) any material diminution of responsibilities, authority, title, status or reporting structure; (iii) a material reduction in the Participant’s base salary or bonus opportunity; or (iv) a geographical relocation of the Participant’s principal office location by more than fifty (50) miles.

“Grant Date” means the date on which the Board or Committee adopts a resolution, or takes other appropriate action, expressly granting an Award to a Participant that specifies the key terms and conditions of the Award or, if a later date is set forth in such resolution, then such date as is set forth in such resolution.

“Incentive Stock Option” means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

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“Non-Employee Director” means a Director who is a “non-employee director” within the meaning of Rule 16b-3.

“Non-qualified Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

“Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

“Oncocyte” means Oncocyte Corporation, a California corporation, and any successor company or any parent company.

“Option” means an Incentive Stock Option or a Non-qualified Stock Option granted pursuant to the Plan.

“Optionholder” means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

“Option Exercise Price” means the price at which a share of Common Stock may be purchased upon the exercise of an Option.

“Participant” means an eligible person to whom an Award is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Award.

“Performance Goals” means one or more goals established by the Board or Committee that must be attained by Oncocyte or a Subsidiary, or a division, business unit or operational unit of Oncocyte or a Subsidiary in order for an Award to vest or for the determination of the amount of an Award. A Performance Goal may be based on financial results or performance or upon the attainment of any other goal or milestone designated by the Board or Committee such as, by way of example only and not by way of limitation, the attainment of a specified amount of sales, revenues, or net income, an increase in the Fair Market Value of the Common Stock, or the commencement or successful completion of a clinical trial of a new drug, biological product, or medical device.

“Permitted Transferee” means: (a) a member of the Optionholder’s immediate family (child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships), any person sharing the Optionholder’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Optionholder) control the management of assets, and any other entity in which these persons (or the Optionholder) own more than 50% of the voting interests; and (b) in conjunction with the exercise of an Option, and for the purpose of obtaining financing for such exercise, the option holder may arrange for a securities broker/dealer to exercise an option on the option holder’s behalf, to the extent necessary to obtain funds required to pay the exercise price of the option, provided that the Fair Market Value of the Common Stock determined as of the date immediately before the date of such transfer exceeded the exercise price of the Option.

“Plan” means this Oncocyte Corporation Amended and Restated 2018 Equity Incentive Plan, as amended and/or amended and restated from time to time.

“Related Rights” has the meaning set forth in Section 7.1(a).

“Restricted Period” has the meaning set forth in Section 7.2(a).

“Rule 16b-3” means Rule 16b-3 promulgated under the Exchange Act or any successor to Rule 16b-3, as in effect from time to time.

“Securities Act” means the Securities Act of 1933, as amended.

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“Stock Appreciation Right” means the right pursuant to an Award granted under Section 7.1 to receive, upon exercise, an amount payable in cash or shares equal to the number of shares subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (a) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (b) the exercise price specified in the Stock Appreciation Right Award Agreement.

“Stock Award” means any Award granted pursuant to Section 7.2(a).

“Stock for Stock Exchange” has the meaning set forth in Section 6.4.

“Subsidiary” means (i) any corporation or other entity in which the Company possesses directly or indirectly equity interests representing at least 50% of the total ordinary voting power or at least 50% of the total value of all classes of equity interests of such corporation or other entity and (ii) any other entity in which the Company has a direct or indirect economic interest that is designated as a Subsidiary by the Committee.

“Ten Percent Shareholder” means a person who owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any of its Subsidiaries.

“Voting Securities” means any class or series of stock or other securities entitling the holder vote for the election of Directors generally, but shall exclude any such security that entitles the holder to designate, appoint, or vote for the election of a minority of the Directors.

3. Administration.

3.1. Authority of Committee. The Plan shall be administered by the Board or, in the Board’s sole discretion, by a Committee. Subject to the terms of the Plan, the Board or Committee shall have the authority:

(a) to construe and interpret the Plan and apply its provisions;

(b) to promulgate, amend, and rescind rules and regulations relating to the administration of the Plan;

(c) to authorize any person to execute, on behalf of the Company, any instrument required to carry out the purposes of the Plan;

(d) to determine when Awards are to be granted under the Plan and the applicable Grant Date;

(e) from time to time to select those Participants to whom Awards shall be granted;

(f) to determine the number of shares of Common Stock to be made subject to each Award;

(g) to determine whether each Option is to be an Incentive Stock Option or a Non-qualified Stock Option;

(h) to prescribe the terms and conditions of each Award, including, without limitation, the exercise price and medium of payment, and vesting provisions (subject to Section 3.6), and to specify the provisions of the Award Agreement relating to such grant;

(i) to amend any outstanding Awards, including for the purpose of modifying the time or manner of vesting, or the term of any outstanding Award; provided, however, that no such amendment shall accelerate the vesting date of any Award except as otherwise permitted by the Plan; and provided, further, that if any such amendment impairs a Participant’s rights or increases a Participant’s obligations under his or her Award or creates or increases a Participant’s federal income tax liability with respect to an Award, such amendment shall also be subject to the Participant’s consent;

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(j) to determine the duration and purpose of leaves of absences which may be granted to a Participant without constituting termination of their employment for purposes of the Plan, which periods shall be no shorter than the periods generally applicable to Employees under the Company’s employment policies;

(k) to make decisions with respect to outstanding Awards that may become necessary upon a Change in Control or an event that triggers anti-dilution adjustments;

(l) to interpret, administer, reconcile any inconsistency in, correct any defect in and/or supply any omission in the Plan and any instrument or agreement relating to, or Award granted under, the Plan; and

(m) to exercise discretion to make any and all other determinations which it determines to be necessary or advisable for the administration of the Plan.

The Board or Committee also may modify the purchase price or the exercise price of any outstanding Award, provided that if the modification effects a repricing, shareholder approval shall be required before the repricing is effective. As used in this paragraph, repricing means (i) reduction in the exercise price of an outstanding Option or SAR, and (ii) cancellation of an “underwater” or “out-of-the money” Award in exchange for other Awards or cash. An “underwater” or “out-of-the money” Award is one for which the exercise price is greater than the Fair Market Value of the underlying Common Stock.

3.2. Decisions Final. All decisions made by the Board or Committee pursuant to the provisions of the Plan shall be final and binding on the Company and the Participants.

3.3. Delegation to Committee. The Board may delegate administration of the Plan to a committee or committees of the Board, and the term “Committee” shall apply to any such committee. The Board may revoke such delegation of authority and revest in the Board the administration of the Plan. If administration of the Plan is delegated to the Committee, the members of such Committee shall be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease the size of the Committee, add additional members to, remove members (with or without cause) from, appoint new members in substitution therefor, and fill vacancies, however caused, in the Committee. The Committee shall act pursuant to a vote of the majority of its members or, in the case of a Committee comprised of only two (2) members, the unanimous consent of its members, whether present or not, or by the written consent of the majority of its members and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the limitations prescribed by the Plan and the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may determine to be advisable.

3.4. Committee Composition. Except as otherwise determined by the Board, the Committee shall consist solely of two (2) or more Non-Employee Directors. The Board shall have discretion to determine whether or not it intends to comply with the exemption requirements of Rule 16b-3. However, if the Board intends to satisfy such exemption requirements, with respect to Awards to any insider subject to Section 16 of the Exchange Act, the Committee shall be a compensation committee of the Board that at all times consists solely of two (2) or more Non-Employee Directors.

3.5. Delegation to Officers. Subject to any requirements of Applicable Law, and to the extent permitted by the applicable provisions of the California General Corporation Law, the Board or Committee may delegate to one or more Officers all or any part of its power and authority to grant Awards under the Plan to Employees and Consultants and exercise such other powers and take such other actions as the Board or Committee delegating such authority may determine to be advisable, provided that (a) in no event will such Officer or Officers be authorized to grant Awards to any other Officer, Director, or other person subject to the provisions of Section 16 of the Exchange Act, and (ii) the exercise of any authority delegated to an Officer or Officers hereunder shall be subject to the terms and conditions of, and the limitations prescribed by, the Plan and any guidelines established by the Board or Committee with respect thereto.

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3.6. Acceleration of Vesting. The Committee or the Board of Directors shall not approve the acceleration of vesting of any Award, or provide for the acceleration of vesting of any Award in any Award Agreement, employment agreement or other agreement with a Participant, except in connection with the termination of Continuous Service of a Participant as a result of (a) death or Disability of the Participant, (b) termination of the employment or Continuous Service of a Participant by the Company without Cause, or by the Participant for Good Reason, or (c) termination of the employment or Continuous Service of a Participant by the Company or a successor in interest without Cause, or by the Participant for Good Reason, following a Change in Control. In the case of the acceleration of vesting of any performance-based Award, acceleration of vesting shall be limited to actual performance achieved, pro rata achievement of the performance goal(s) on the basis for the elapsed portion of the performance period (as determined by the Committee or the Board), or a combination of actual and pro rata achievement of performance goals.

4. Shares Subject to the Plan.

4.1. Subject to adjustment in accordance with Section 11, a total of 2,300,000 shares of Common Stock shall be available for the grant of Awards under the Plan. During the terms of the Awards, the Company shall keep available at all times the number of shares of Common Stock required to satisfy such Awards.

4.2. [Reserved.]

4.3. Any shares of Common Stock subject to an Award that is cancelled, forfeited or expires prior to exercise or realization, either in full or in part, shall again become available for issuance under the Plan. Any shares of Common Stock that again become available for future grants pursuant to this Section shall be added back as one share for all Awards.

5. Eligibility.

5.1. Eligibility for Specific Awards. Incentive Stock Options may be granted only to Employees. Awards other than Incentive Stock Options may be granted to Employees, Consultants and Directors. Awards may be granted to individuals whom the Committee determines are reasonably expected to become Employees, Consultants and Directors; provided that such grant and the Grant Date shall become effective only the individual becoming an Employee, Consultant or Director.

5.2. Ten Percent Shareholders. A Ten Percent Shareholder shall not be granted an Incentive Stock Option unless the Option Exercise Price is at least 110% of the Fair Market Value of the Common Stock at the Grant Date and the Option is not exercisable after the expiration of five years from the Grant Date.

6. Option Provisions. Each Option granted under the Plan shall be evidenced by an Award Agreement. Each Option so granted shall be subject to the conditions set forth in this Section 6, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. All Options shall be separately designated Incentive Stock Options or Non-qualified Stock Options at the time of grant, and, if certificates are issued, a separate certificate or certificates will be issued for shares of Common Stock purchased on exercise of each type of Option. Notwithstanding the foregoing, the Company shall have no liability to any Participant or any other person if an Option designated as an Incentive Stock Option fails to qualify as such at any time or if an Option is determined to constitute “nonqualified deferred compensation” within the meaning of Section 409A of the Code and the terms of such Option do not satisfy the requirements of Section 409A of the Code. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

6.1. Term. An Option shall expire, and thereafter no longer be exercisable, on such date as the Board or Committee may designate; provided, however, no Option shall be exercisable after the expiration of 10 years from the Grant Date, and no Incentive Stock Option granted to a Ten Percent Shareholder shall be exercisable after the expiration of 5 years from the Grant Date. The expiration date of each Option shall be stated in the Award Agreement pertaining to the Option.

6.2. Exercise Price of An Incentive Stock Option. Subject to the provisions of Section 5.2 pertaining to Incentive Stock Options granted to Ten Percent Shareholders, the Option Exercise Price of each Incentive Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, an Incentive Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

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6.3. Exercise Price of a Non-qualified Stock Option. The Option Exercise Price of each Non-qualified Stock Option shall be not less than 100% of the Fair Market Value of the Common Stock subject to the Option on the Grant Date. Notwithstanding the foregoing, a Non-qualified Stock Option may be granted with an Option Exercise Price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 409A of the Code.

6.4. Consideration. The Option Exercise Price of Common Stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (a) in cash or by certified or bank check at the time the Option is exercised or (b) to the extent approved by the Board or Committee, the Option Exercise Price may be paid: (i) by delivery to the Company of other Common Stock, duly endorsed for transfer to the Company, with a Fair Market Value on the date of delivery equal to the Option Exercise Price (or portion thereof) due for the number of shares being acquired (a “Stock for Stock Exchange”); (ii) a “cashless” exercise program established with a broker pursuant to which the broker exercises or arranges for the coordination of the exercise of the Option with the sale of some or all of the underlying Common Stock; (iii) any combination of the foregoing methods; or (iv) in any other form of consideration that is legal consideration for the issuance of Common Stock and that may be acceptable to the Board or Committee. Unless otherwise specifically provided in the Option, the exercise price of Common Stock acquired pursuant to an Option that is paid by delivery to the Company of other Common Stock acquired, directly or indirectly from the Company, shall be paid only by shares of the Common Stock of the Company that have been held for more than six months (or such longer or shorter period of time required to avoid a charge to earnings for financial accounting purposes). Notwithstanding the foregoing, during any period for which the Common Stock is publicly traded (i.e., the Common Stock is listed on any national securities exchange or an interdealer quotation system, or is traded in an over-the-counter market that reports closing prices) an exercise by a Director or Officer that involves or may involve a direct or indirect extension of credit or arrangement of an extension of credit by the Company, directly or indirectly, in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002 shall be prohibited with respect to any Award under this Plan.

6.5. Transferability of An Incentive Stock Option. An Incentive Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

6.6. Transferability of a Non-qualified Stock Option. A Non-qualified Stock Option may, in the sole discretion of the Board or Committee, be transferable to a Permitted Transferee, upon approval by the Board or Committee, to the extent provided in the Award Agreement or by subsequent consent granted by the Board or Committee. If the Non-qualified Stock Option does not provide for transferability or consent to transfer to a Permitted Transferee is not granted by the Board or Committee, then the Non-qualified Stock Option shall not be transferable except by will or by the laws of descent and distribution and shall be exercisable during the lifetime of the Optionholder only by the Optionholder.

6.7. Vesting of Options. Each Option shall vest and therefore become exercisable in periodic installments as determined by the Board or Committee or based upon the attainment of a Performance Goal or the occurrence of a specified event. The vesting provisions of individual Options may vary. No Option may be exercised for a fraction of a share of Common Stock.

6.8. Termination of Continuous Service. Unless otherwise provided in an Award Agreement or in an employment agreement the terms of which have been approved by the Board or Committee, in the event an Optionholder’s Continuous Service terminates (other than upon the Optionholder’s death or Disability), the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination) but only within such period of time ending on the earlier of (a) the date three months following the termination of the Optionholder’s Continuous Service or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified in the Award Agreement, the Option shall terminate.

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6.9. Extension of Termination Date. An Optionholder’s Award Agreement may also provide that if the exercise of the Option following the termination of the Optionholder’s Continuous Service for any reason would be prohibited at any time because the issuance of shares of Common Stock would violate the registration requirements under the Securities Act or any other state or federal securities law or the rules of any securities exchange or interdealer quotation system, then the Option shall terminate on the earlier of (a) the expiration of the term of the Option in accordance with Section 6.1 or (b) the expiration of a period after termination of the Participant’s Continuous Service that is three months after the end of the period during which the exercise of the Option would be in violation of such registration or other securities law requirements.

6.10. Disability of Optionholder. Unless otherwise provided in an Award Agreement, in the event that an Optionholder’s Continuous Service terminates as a result of the Optionholder’s Disability, the Optionholder may exercise his or her Option (to the extent that the Optionholder was entitled to exercise such Option as of the date of termination), but only within such period of time ending on the earlier of (a) the date 12 months following such termination or (b) the expiration of the term of the Option as set forth in the Award Agreement. If, after termination, the Optionholder does not exercise his or her Option within the time specified herein or in the Award Agreement, the Option shall terminate.

6.11. Death of Optionholder. Unless otherwise provided in an Award Agreement, in the event an Optionholder’s Continuous Service terminates as a result of the Optionholder’s death, then the Option may be exercised (to the extent the Optionholder was entitled to exercise such Option as of the date of death) by the Optionholder’s estate, executor, or personal representative, by a person who acquired the right to exercise the Option by bequest, but only within the period ending on the earlier of (a) the date 12 months following the date of death or (b) the expiration of the term of such Option as set forth in the Award Agreement. If, after the Optionholder’s death, the Option is not exercised within the time specified herein or in the Award Agreement, the Option shall terminate.

6.12. Incentive Stock Option $100,000 Limitation. To the extent that the aggregate Fair Market Value (determined at the time of grant) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionholder during any calendar year (under all plans of the Company) exceeds $100,000, the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Non-qualified Stock Options.

7. Provisions of Awards Other Than Options.

7.1. Stock Appreciation Rights.

(a) General. Each Stock Appreciation Right granted under the Plan shall be evidenced by an Award Agreement. Each Stock Appreciation Right so granted shall be subject to the conditions set forth in this Section 7.1, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement. Stock Appreciation Rights may be granted alone (“Free Standing Rights”) or in tandem with an Option granted under the Plan (“Related Rights”).

(b) Grant Requirements. Any Related Right that relates to a Non-qualified Stock Option may be granted at the same time the Option is granted or at any time thereafter but before the exercise or expiration of the Option. Any Related Right that relates to an Incentive Stock Option must be granted at the same time the Incentive Stock Option is granted.

(c) Term of Stock Appreciation Rights. The term of a Stock Appreciation Right granted under the Plan shall be determined by the Board or Committee; provided, however, no Stock Appreciation Right shall be exercisable later than the tenth anniversary of the Grant Date.

(d) Vesting of Stock Appreciation Rights. Each Stock Appreciation Right shall vest and therefore become exercisable in periodic installments as determined by the Board or Committee or based upon the attainment of a Performance Goal or the occurrence of a specified event. The vesting provisions of individual Stock Appreciation Rights may vary. No Stock Appreciation Right may be exercised for a fraction of a share of Common Stock.

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(e) Exercise and Payment. Upon exercise of a Stock Appreciation Right, the holder shall be entitled to receive from the Company an amount equal to the number of shares of Common Stock subject to the Stock Appreciation Right that is being exercised multiplied by the excess of (i) the Fair Market Value of a share of Common Stock on the date the Award is exercised, over (ii) the exercise price specified in the Stock Appreciation Right or related Option. Payment with respect to the exercise of a Stock Appreciation Right shall be made on the date of exercise. Payment shall be made in the form of shares of Common Stock (with or without restrictions as to substantial risk of forfeiture and transferability, as determined by the Board Committee in its sole discretion), cash or a combination thereof, as determined by the Board or Committee.

(f) Exercise Price. The exercise price of a Free Standing Right shall be determined by the Board or Committee, but shall not be less than 100% of the Fair Market Value of one (1) share of Common Stock on the Grant Date of the Stock Appreciation Right. A Related Right granted simultaneously with or subsequent to the grant of an Option and in conjunction therewith or in the alternative thereto shall have the same exercise price as the related Option, shall be transferable only upon the same terms and conditions as the related Option, and shall be exercisable only to the same extent as the related Option; provided, however, that a Stock Appreciation Right, by its terms, shall be exercisable only when the Fair Market Value per share of Common Stock subject to the Stock Appreciation Right and related Option exceeds the exercise price per share thereof. No Stock Appreciation Rights may be granted in tandem with an Option unless the Board or Committee determines that the requirements of Section 7.1(b) are satisfied.

(g) Reduction in the Underlying Option Shares. Upon any exercise of a Related Right, the number of shares of Common Stock for which any related Option shall be exercisable shall be reduced by the number of shares for which the Stock Appreciation Right has been exercised. The number of shares of Common Stock for which a Related Right shall be exercisable shall be reduced upon any exercise of any related Option by the number of shares of Common Stock for which such Option has been exercised.

7.2. Stock Awards.

(a) General. A Stock Award is an Award of actual shares of Common Stock (“Restricted Stock”) or hypothetical Common Stock units (“Restricted Stock Units”) having a value equal to the Fair Market Value of an identical number of shares of Common Stock. A Stock Award may, but need not, provide that such Stock Award may not be sold, assigned, transferred or otherwise disposed of, or pledged or hypothecated as collateral for a loan or as security for the performance of any obligation or for any other purpose for such period as the Board or Committee shall determine (the “Restricted Period”). Each Stock Award granted under the Plan shall be evidenced by an Award Agreement. Each Stock Award so granted shall be subject to the conditions set forth in this Section 7.2, and to such other conditions not inconsistent with the Plan as may be reflected in the applicable Award Agreement.

(b) Restricted Stock and Restricted Stock Units.

(i) Each Participant granted Restricted Stock shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the applicable payment terms, if any, for the Restricted Stock, and restrictions and other terms and conditions applicable to such Restricted Stock.

(ii) Restricted Stock may be issued to a Participant without payment or without the delivery of a promissory note or installment payment agreement only for services actually performed by the Participant prior to the issuance of the Restricted Stock.

(iii) In the case of Restricted Stock sold to a Participant on an installment payment basis, the Company may require, as a condition of the grant, that the Participant execute and deliver to the Company a promissory note or installment payment agreement and a stock pledge or security agreement, and a blank stock power with respect to the Restricted Stock, in such form and containing such terms as the Board or Committee may require. No Restricted Stock shall be sold to an Officer or Director on installment payment terms that would constitute an extension of credit in violation of in violation of Section 402(a) of the Sarbanes-Oxley Act of 2002.

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(iv) If the Committee determines that the Restricted Stock shall be held by the Company or in escrow rather than delivered to the Participant pending the release of the applicable restrictions, the Committee may require the Participant to additionally execute and deliver to the Company (A) an escrow agreement satisfactory to the Committee, if applicable and (B) the appropriate blank stock power with respect to the Restricted Stock covered by such agreement.

(v) If a Participant fails to execute an agreement evidencing an Award of Restricted Stock and, if applicable, a promissory note or installment payment agreement, stock pledge or security agreement, escrow agreement, and stock power, the Award shall be null and void. Subject to the restrictions set forth in the Award, the Participant generally shall have the rights and privileges of a shareholder as to such Restricted Stock, including the right to vote such Restricted Stock and the right to receive dividends; provided that, any cash dividends and stock dividends with respect to the Restricted Stock shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of the cash dividends withheld at a rate and subject to such terms as determined by the Board or Committee. The cash dividends or stock dividends so withheld and attributable to any particular share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant in cash or, at the discretion of the Board or Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such dividends, if applicable, upon the release of restrictions on such share and, if such share is forfeited, the Participant shall have no right to such dividends.

(vi) The terms and conditions of a grant of Restricted Stock Units shall be reflected in an Award Agreement. No shares of Common Stock shall be issued at the time a Restricted Stock Unit is granted, and the Company will not be required to set aside a fund for the payment of any such Award. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder. At the discretion of the Committee, each Restricted Stock Unit (representing one (1) share of Common Stock) may be credited with cash and stock dividends paid by the Company in respect of one (1) share of Common Stock (“Dividend Equivalents”). Dividend Equivalents shall be withheld by the Company for the Participant’s account, and interest may be credited on the amount of cash Dividend Equivalents withheld at a rate and subject to such terms as determined by the Board or Committee. Dividend Equivalents credited to a Participant’s account and attributable to any particular Restricted Stock Unit (and earnings thereon, if applicable) shall be distributed in cash or, at the discretion of the Board or Committee, in shares of Common Stock having a Fair Market Value equal to the amount of such Dividend Equivalents and earnings, if applicable, to the Participant upon settlement of such Restricted Stock Unit and, if such Restricted Stock Unit is forfeited, the Participant shall have no right to such Dividend Equivalents.

(c) Restrictions.

(i) Restricted Stock awarded to a Participant shall be subject to the following restrictions until the expiration of the Restricted Period, and to such other terms and conditions as may be set forth in the applicable Award Agreement: (A) if an escrow arrangement is used, the Participant shall not be entitled to delivery of the stock certificate; (B) the shares shall be subject to the restrictions on transferability set forth in the Award Agreement; (C) the shares shall be subject to forfeiture to the extent provided in the applicable Award Agreement; and (D) to the extent such shares are forfeited, the stock certificates shall be returned to the Company, and all rights of the Participant to such shares and as a shareholder with respect to such shares shall terminate without further obligation on the part of the Company.

(ii) Restricted Stock Units awarded to any Participant shall be subject to (A) forfeiture until the expiration of the Restricted Period, and satisfaction of any applicable Performance Goals during such period, to the extent provided in the applicable Award Agreement, and to the extent such Restricted Stock Units are forfeited, all rights of the Participant to such Restricted Stock Units shall terminate without further obligation on the part of the Company and (B) such other terms and conditions as may be set forth in the applicable Award Agreement.

(iii) The Board or Committee shall have the authority to remove any or all of the restrictions on the Restricted Stock and Restricted Stock Units whenever it may determine that, by reason of changes in Applicable Laws or other changes in circumstances arising after the date the Restricted Stock or Restricted Stock Units are granted, such action is appropriate.

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(d) Restricted Period. With respect to Stock Awards, the Restricted Period shall commence on the Grant Date and end at the time or times set forth on a schedule established by the Board or Committee in the applicable Award Agreement.

(e) Delivery of Restricted Stock and Settlement of Restricted Stock Units. Upon the expiration of the Restricted Period with respect to any shares of Restricted Stock, the restrictions set forth in Section 7.2(c) and the applicable Award Agreement shall be of no further force or effect with respect to such shares, except as set forth in the applicable Award Agreement. If an escrow arrangement is used, upon such expiration, the Company shall deliver to the Participant, or his or her beneficiary, without charge, the stock certificate evidencing the shares of Restricted Stock which have not then been forfeited and with respect to which the Restricted Period has expired (provided, that no fractional shares shall be issued) and any cash dividends or stock dividends credited to the Participant’s account with respect to such Restricted Stock and the interest thereon, if any. Upon the expiration of the Restricted Period with respect to any outstanding Restricted Stock Units, the Company shall deliver to the Participant, or his or her beneficiary, without charge, one (1) share of Common Stock for each such outstanding Restricted Stock Unit (“Vested Unit”); provided, however, that, if explicitly provided in the applicable Award Agreement, the Company may, in its sole discretion, elect to pay cash or part cash and part Common Stock in lieu of delivering only shares of Common Stock for Vested Units. If a cash payment is made in lieu of delivering shares of Common Stock, the amount of such payment shall be equal to the Fair Market Value of the Common Stock as of the date on which the Restricted Period lapsed with respect to each Vested Unit.

(f) Stock Restrictions. Each certificate representing Restricted Stock awarded under the Plan shall, in addition to any other legends as may be required by law or by the Board or Committee, bear a legend to the following effect:

THESE SHARES MAY BE TRANSFERRED ONLY IN ACCORDANCE WITH THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE SHAREHOLDER, A COPY OF WHICH IS ON FILE WITH THE SECRETARY OF THE COMPANY.

8. Securities Law Compliance. All Awards, including all Options, Stock Appreciation Rights, and Stock Awards granted under the Plan shall be subject to the requirement that, if at any time the Board or the Committee shall determine, in its discretion, that the listing upon any securities exchange, or the registration under the Securities Act, or registration or qualification under any state law is required for the grant, exercise, issue , or sale of any Options, Stock Appreciation Rights, Common Stock, or Restricted Stock Units under the Plan, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection therewith, such Option, Stock Appreciation Rights, or Stock Award may not be exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board or the Committee. Furthermore, if the Board or the Committee determines that any amendment to any Award (including, but not limited to, an increase in the exercise price of any Option or Stock Award) is necessary or desirable in connection with the registration or qualification of any of its shares under any state securities or “blue sky” law, then the Board or the Committee shall have the unilateral right to make such changes without the consent of the Participant to whom the Award was granted.

(a) Each Award Agreement shall provide that no shares of Common Stock shall be purchased or sold thereunder unless and until (i) any then applicable requirements of state or federal laws and regulatory agencies have been fully complied with to the satisfaction of the Company and its counsel and (i) if required to do so by the Company, the Participant has executed and delivered to the Company a letter of investment intent in such form and containing such provisions as the Committee may require.

(b) Except as may otherwise be required by the Securities Act, the Company shall not be required to register under the Securities Act the Plan, any Award or any Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or any Common Stock issued or issuable pursuant to any such Award, and the Company shall have no liability for any delay in issuing or failure to issue or sell any Option, Stock Appreciation Right, Common Stock, or Restricted Stock Unit prior to the date on which a registration statement under the Securities Act becomes effective with respect to the offer, sale, and issuance of such Award, Option, Stock Appreciation Right, Restricted Stock, Restricted Stock Unit, or Common Stock.

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9. Use of Proceeds from Stock. Proceeds from the sale of Common Stock pursuant to Awards, or upon exercise thereof, shall constitute general funds of the Company.

10. Miscellaneous.

10.1. Acceleration of Exercisability and Vesting. The Board or Committee shall have the power to accelerate the time at which an Award may first be exercised or the time during which an Award or any part thereof will vest in accordance with the Plan, notwithstanding the provisions in the Award stating the time at which it may first be exercised or the time during which it will vest.

10.2. Shareholder Rights. Except as provided in the Plan or an Award Agreement, no Participant shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares of Common Stock subject to such Award unless and until such Participant has satisfied all requirements for exercise of the Award pursuant to its terms and no adjustment shall be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions of other rights for which the record date is prior to the date such Common Stock certificate is issued, except as provided in Section 11 hereof.

10.3. No Employment or Other Service Rights. Nothing in the Plan or any instrument executed or Award granted pursuant thereto shall confer upon any Participant any right to continue to serve the Company in the capacity in effect at the time the Award was granted or shall affect the right of the Company to terminate (a) the employment of an Employee with or without notice and with or without Cause, except as may otherwise be provided in a written employment agreement between the Company and the Participant, or (b) the service of a Director pursuant to the By-laws of Oncocyte or any Subsidiary, and any applicable provisions of the corporate law of the state in which Oncocyte or the Subsidiary is incorporated, as the case may be.

10.4. Withholding Obligations. To the extent provided by the terms of an Award Agreement or as may be approved by the Board or Committee, a Participant may satisfy any federal, state or local tax withholding obligation relating to the exercise or acquisition of Common Stock under an Award by any of the following means (in addition to the Company’s right to withhold from any compensation paid to the Participant by the Company) or by a combination of such means: (a) tendering a cash payment; (b) authorizing the Company to withhold shares of Common Stock from the shares of Common Stock otherwise issuable to the Participant as a result of the exercise or acquisition of Common Stock under the Award, provided, however, that no shares of Common Stock are withheld with a value exceeding the minimum amount of tax required to be withheld by law; or (c) delivering to the Company previously owned and unencumbered shares of Common Stock.

11. Adjustments Upon Changes in Stock. In the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of any stock or extraordinary cash dividend, stock split, reverse stock split, an extraordinary corporate transaction such as any recapitalization, reorganization, merger, consolidation, combination, exchange, or other relevant change in capitalization occurring after the Grant Date of any Award, Awards granted under the Plan and any Award Agreements, including the exercise price of Options and Stock Appreciation Rights and the number of shares of Common Stock subject to such Options, Stock Appreciation Rights, or Stock Awards, the maximum number of shares of Common Stock subject to all Awards stated in Section 4, and the maximum number of shares of Common Stock with respect to which any one person may be granted Awards during any period stated in Section 4 will be equitably adjusted or substituted, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards to the extent necessary to preserve the economic intent of such Award. In the case of adjustments made pursuant to this Section 11, unless the Board or Committee specifically determines that such adjustment is in the best interests of the Company, Board or the Committee shall, in the case of Incentive Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification, extension or renewal of the Incentive Stock Options within the meaning of Section 424(h)(3) of the Code and in the case of Non-qualified Stock Options, ensure that any adjustments under this Section 11 will not constitute a modification of such Non-qualified Stock Options within the meaning of Section 409A of the Code. Any adjustments made under this Section 11 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

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12. Effect of Change in Control.

12.1. In the discretion of the Board and the Committee, any Award Agreement may provide, or the Board or the Committee may provide by amendment of any Award Agreement or otherwise (including in a written employment agreement), notwithstanding any provision of the Plan to the contrary, that in the event of a Change in Control, Options and/or Stock Appreciation Rights shall become immediately exercisable with respect to all or a specified portion of the shares subject to such Options or Stock Appreciation Rights, and/or the Restricted Period shall expire immediately with respect to all or a specified portion of the shares of Restricted Stock or Restricted Stock Units, if after such Change in Control the employment or Continuous Service of the Participant is terminated by the Company or its successor in interest without Cause or is terminated by the Participant for Good Reason.

12.2. In addition, in the event of a Change in Control, the Committee may in its discretion and upon at least 10 days’ advance notice to the affected Participant, cancel any outstanding Awards and pay to the holders thereof, in cash or stock, or any combination thereof, the value of such vested Awards based upon the price per share of Common Stock received or to be received by other shareholders of the Company in the event. In the case of any Option or Stock Appreciation Right with an exercise price (or SAR Exercise Price in the case of a Stock Appreciation Right) that equals or exceeds the price paid for a share of Common Stock in connection with the Change in Control, the Committee may cancel the Option or Stock Appreciation Right without the payment of consideration therefor.

12.3. The obligations of the Company under the Plan shall be binding upon any successor corporation or organization resulting from the merger, consolidation or other reorganization of the Company, or upon any successor corporation or organization succeeding to all or substantially all of the assets and business of the Company and its Subsidiaries, taken as a whole.

13. Amendment of the Plan and Awards.

13.1. Amendment of Plan. The Board at any time, and from time to time, may amend or terminate the Plan. However, except as provided in Section 11 relating to adjustments upon changes in Common Stock, and Section 13.3, no amendment shall be effective unless approved by the shareholders of the Company to the extent shareholder approval is necessary to satisfy any Applicable Laws. At the time of such amendment, the Board shall determine, upon advice from counsel, whether such amendment will be contingent on shareholder approval.

13.2. Shareholder Approval. The Board may, in its sole discretion, submit any amendment to the Plan or any Award for shareholder approval. If any Award is granted under the Plan prior to the date that the Plan has been approved by the shareholders of Oncocyte, such Award shall be contingent upon the approval of the Plan by the shareholders of Oncocyte. Further, the Board or Committee may make the payment of any Award contingent upon shareholder approval.

13.3. No Impairment of Rights. Rights under any Award granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (a) the Company requests the consent of the Participant and the Participant consents in writing, or (b) the Award was granted subject to the terms of the amendment.

14. General Provisions.

14.1. Forfeiture Events. The Committee may specify in an Award Agreement that the Participant’s rights, payments and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture or recoupment upon the occurrence of certain events, in addition to applicable vesting conditions of an Award. Such events may include, without limitation, breach of non-competition, non-solicitation, confidentiality, or other restrictive covenants that are contained in the Award Agreement or otherwise applicable to the Participant, a termination of the Participant’s Continuous Service for Cause, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Subsidiaries.

14.2. Clawback. Notwithstanding any other provisions in this Plan, any Award which is subject to recovery under any law, government regulation or stock exchange listing requirement, will be subject to such deductions and clawback as may be required to be made pursuant to such law, government regulation or stock exchange listing requirement (or any policy adopted by the Company pursuant to any such law, government regulation or stock exchange listing requirement).

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14.3. Other Compensation Arrangements. Nothing contained in this Plan shall prevent the Board or Committee from adopting other or additional compensation arrangements, subject to shareholder approval if such approval is required; and such arrangements may be either generally applicable or applicable only in specific cases.

14.4. Sub-plans. The Committee may from time to time establish sub-plans under the Plan for purposes of satisfying blue sky, securities, tax or other laws of various jurisdictions in which the Company intends to grant Awards. Any sub-plans shall contain such limitations and other terms and conditions as the Committee determines are necessary or desirable. All sub-plans shall be deemed a part of the Plan, but each sub-plan shall apply only to the Participants in the jurisdiction for which the sub-plan was designed.

14.5. Deferral of Awards. The Committee may establish one or more programs under the Plan to permit selected Participants the opportunity to elect to defer receipt of consideration upon exercise of an Award, satisfaction of performance criteria, or other event that absent the election would entitle the Participant to payment or receipt of shares of Common Stock or other consideration under an Award. The Committee may establish the election procedures, the timing of such elections, the mechanisms for payments of, and accrual of interest or other earnings, if any, on amounts, shares or other consideration so deferred, and such other terms, conditions, rules and procedures that the Committee deems advisable for the administration of any such deferral program.

14.6. Unfunded Plan. The Plan shall be unfunded. Neither the Company, the Board nor the Committee shall be required to establish any special or separate fund or to segregate any assets to assure the performance of its obligations under the Plan.

14.7. Recapitalizations. Each Award Agreement shall contain provisions required to reflect the provisions of Section 11.

14.8. Delivery. Subject to Section 8 and Section 7.2(c), upon exercise of an Option or Stock Appreciation Right or Restricted Stock Unit granted under this Plan, the Company shall issue Common Stock or pay any amounts due within a reasonable period of time thereafter. A period of 30 days shall be considered a reasonable period of time.

14.9. Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan. The Board or Committee shall determine whether cash, additional Awards or other securities or property shall be issued or paid in lieu of fractional shares of Common Stock or whether any fractional shares should be rounded down, forfeited, or otherwise eliminated.

14.10. Other Provisions. The Award Agreements authorized under the Plan may contain such other provisions not inconsistent with this Plan, including, without limitation, restrictions upon the exercise of the Awards, as the Committee may deem advisable.

14.11. Section 409A. The Plan is intended to comply with Section 409A of the Code to the extent subject thereto, and, accordingly, to the maximum extent permitted, the Plan shall be interpreted and administered to be in compliance therewith. Any payments described in the Plan that are due within the “short-term deferral period” as defined in Section 409A of the Code shall not be treated as deferred compensation unless Applicable Laws require otherwise. Notwithstanding anything to the contrary in the Plan, to the extent required to avoid accelerated taxation and tax penalties under Section 409A of the Code, amounts that would otherwise be payable and benefits that would otherwise be provided pursuant to the Plan during the six (6) month period immediately following the Participant’s termination of Continuous Service shall instead be paid on the first payroll date after the six-month anniversary of the Participant’s separation from service (or the Participant’s death, if earlier). Notwithstanding the foregoing, neither the Company nor the Committee shall have any obligation to take any action to prevent the assessment of any excise tax or penalty on any Participant under Section 409A of the Code and neither the Company nor the Committee will have any liability to any Participant for such tax or penalty.

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14.12. Disqualifying Dispositions. Any Participant who shall make a “disposition” (as defined in Section 424 of the Code) of all or any portion of shares of Common Stock acquired upon exercise of an Incentive Stock Option within two (2) years from the Grant Date of such Incentive Stock Option or within one (1) year after the issuance of the shares of Common Stock acquired upon exercise of such Incentive Stock Option shall be required to immediately advise the Company in writing as to the occurrence of the sale and the price realized upon the sale of such shares of Common Stock.

14.13. Section 16. It is the intent of the Company that the Plan satisfy, and be interpreted in a manner that satisfies, the applicable requirements of Rule 16b-3 as promulgated under Section 16 of the Exchange Act so that Participants will be entitled to the benefit of Rule 16b-3, or any other rule promulgated under Section 16 of the Exchange Act, and will not be subject to short-swing liability under Section 16 of the Exchange Act. Accordingly, if the operation of any provision of the Plan would conflict with the intent expressed in this Section 14.13, such provision to the extent possible shall be interpreted and/or deemed amended so as to avoid such conflict.

14.14. Expenses. The costs of administering the Plan shall be paid by the Company.

14.15. Severability. If any of the provisions of the Plan or any Award Agreement is held to be invalid, illegal or unenforceable, whether in whole or in part, such provision shall be deemed modified to the extent, but only to the extent, of such invalidity, illegality or unenforceability and the remaining provisions shall not be affected thereby.

14.16. Plan Headings. The headings in the Plan are for purposes of convenience only and are not intended to define or limit the construction of the provisions hereof.

14.17. Non-Uniform Treatment. The determinations of the Board or Committee under the Plan need not be uniform and may be made selectively among persons who are eligible to receive, or actually receive, Awards. Without limiting the generality of the foregoing, the Board and Committee shall be entitled to make non-uniform and selective determinations, amendments and adjustments, and to enter into non-uniform and selective Award Agreements.

15. Effective Date of Plan. The Plan shall become effective as of the Effective Date, but no Award shall be exercised (or, in the case of a stock Award, shall be granted) unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

16. Termination or Suspension of the Plan. The Plan shall terminate automatically on July 2, 2028, which is ten years from the date the Plan was originally approved by the Board. No Award shall be granted pursuant to the Plan after such date, but Awards theretofore granted may extend beyond that date.

17. Effect of Dissolution, Merger or Other Reorganization. Upon the dissolution or liquidation of Oncocyte, or upon a reorganization, merger or consolidation of Oncocyte as a result of which the outstanding Common Stock or other securities of the class then subject to Awards are changed into or exchanged for cash or property or securities not of Oncocyte’s issue, or upon a sale of substantially all the property of Oncocyte to, or the acquisition of more than eighty percent (80%) of the Voting Securities of Oncocyte then outstanding by, another corporation or person, this Plan shall terminate, and all unexercised Awards theretofore granted hereunder shall terminate, unless provision can be made in writing in connection with such transaction for the continuance of the Plan and/or for the assumption of Awards theretofore granted, or the substitution for Awards options or other rights covering the shares of a successor corporation, or a parent or a subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event the Plan and Awards theretofore granted shall continue in the manner and under the terms so provided, subject to such adjustments. The grant of an Award pursuant to the Plan shall not affect in any way the right or power of Oncocyte or any Subsidiary or parent corporation to make adjustments, reclassifications, reorganizations or changes or its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or any part of its business or assets.

18. Choice of Law. The law of the State of California shall govern all questions concerning the construction, validity and interpretation of this Plan, without regard to such state’s conflict of law rules.

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ANNUAL MEETING OF SHAREHOLDERS OF

ONCOCYTE CORPORATION

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

↓ Please detach along perforated line and mail in the envelope provided. ↓

00000333303030300100 1 062725

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES, AND "FOR" PROPOSALS NUMBERS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

NOMINEES	FOR	AGAINST	ABSTAIN
Joshua Riggs	☐	☐	☐
Andrew Arno	☐	☐	☐
Andrew J. Last	☐	☐	☐
Louis E. Silverman	☐	☐	☐

Note: Such other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting will be voted on by the proxy holders in their discretion.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

I WISH TO ATTEND AND VOTE SHARES AT THE MEETING ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

ONCOCYTE CORPORATION

15 Cushing Irvine, California 92618

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-201-299-4446** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM EST on June 26, 2025.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

ONLINE AT THE MEETING - The company will be hosting the meeting online live via the Internet this year. To attend the meeting via the Internet please visit https://web.lumiconnect.com/259974801 (password: oncocyte2025) and be sure to have available the control number.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via https://equiniti.com/us/ast-access to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet.

00000333303030300100 1 062725

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE ELECTION OF EACH OF THE DIRECTOR NOMINEES, AND "FOR" PROPOSALS NUMBERS 2, 3 AND 4.
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

NOMINEES	FOR	AGAINST	ABSTAIN
Joshua Riggs	☐	☐	☐
Andrew Arno	☐	☐	☐
Andrew J. Last	☐	☐	☐
Louis E. Silverman	☐	☐	☐

Note: Such other business as may properly come before the Annual Meeting or any adjournments or postponements of the Annual Meeting will be voted on by the proxy holders in their discretion.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

I WISH TO ATTEND AND VOTE SHARES AT THE MEETING ☐

Signature of Shareholder ____________ Date: ________ Signature of Shareholder ____________ Date: ________

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

0

ONCOCYTE CORPORATION

ANNUAL MEETING OF SHAREHOLDERS

The undersigned appoints Andrew Arno and Joshua Riggs, and each of them, with full power of substitution, as the undersigned's lawful agent and proxy to attend the Annual Meeting of Shareholders of Oncocyte Corporation on June 27, 2025 and any adjournment thereof and to represent and vote all Oncocyte Corporation shares of common stock standing in the name of the undersigned upon the books of the corporation. All other proxies heretofore given by the undersigned to vote shares of the Company's common stock are expressly revoked hereby.

Shares represented by this proxy will be voted in accordance with the instructions of the undersigned specified below. If this card contains no specific voting instructions the undersigned's shares will be voted in accordance with the Board of Director's recommendations. This proxy also authorizes each of the persons named above to vote at his discretion on (1) any other matter that the Board of Directors did not know, a reasonable time before the mailing of the notice of annual meeting, would be presented at the meeting, and (2) matters incidental to the conduct of the meeting.

(Continued and to be signed on the reverse side)

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